UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

IMUNON, INC.

(Name of Registrant as Specified in its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

IMUNON, INC.

997 LENOX DRIVE, SUITE 100

LAWRENCEVILLE, NJ 08648

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD VIRTUALLY ON TUESDAY, JUNE 16, 2026

AT 10:00 A.M., EASTERN TIME

To Our Stockholders:

Notice is hereby given that the annual meeting (the “Annual Meeting”) of the stockholders of IMUNON, INC., a Delaware corporation (the “Company”), will be held at 10:00 a.m., local time, on Tuesday, June 16, 2026. You will be able to attend the Annual Meeting, vote, and submit your questions during the meeting via live webcast through the link www.virtualshareholdermeeting.com/IMNN2026 and entering your 16-digit control number included on the notice of Internet availability of the proxy materials, on your proxy card or in the instructions that accompanied your proxy materials. We have adopted a virtual meeting format to expand access to the meeting, improve communications and impose lower costs on our stockholders, the Company and the environment. We believe virtual meetings enable increased stockholder participation from locations around the world. The Annual Meeting shall be held for the following purposes, all as more fully described in the accompanying Proxy Statement:

1)	To elect two Class I Directors to serve until the Annual Meeting of Stockholders in 2029 or until their successors are duly elected and qualified;
2)	To ratify the selection of WithumSmith+Brown PC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026;
3)	To approve, by a non-binding advisory vote, the 2025 executive compensation for the Company’s Named Executive Officers;
4)	To approve an Amendment to the IMUNON, INC. 2018 Stock Incentive Plan to increase the aggregate number of shares of common stock that may be delivered pursuant to all awards granted under the Plan; and
5)	To consider and act upon any other matters that may properly come before the Annual Meeting or any adjournment or postponement thereof.

The close of business on April 17, 2026 has been fixed as the record date for the determination of stockholders of the Company entitled to notice of, and to vote at the Annual Meeting. Only stockholders of record at the close of business on April 17, 2026 are entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponement thereof.

All stockholders are cordially invited to attend the Annual Meeting. However, whether or not you expect to attend via the live webcast, please complete, sign, date and return the enclosed Proxy Card as promptly as possible in the envelope provided for that purpose. Returning your Proxy Card will ensure your representation and help to ensure the presence of a quorum at the Annual Meeting. Your proxy is revocable, as set forth in the accompanying Proxy Statement. Therefore, you may attend the Annual Meeting and vote your shares via the live webcast even if you send in your Proxy Card.

By Order of the Board of Directors

/s/ Susan Eylward
May 4, 2026 Lawrenceville, NJ	Susan Eylward General Counsel and Corporate Secretary

YOUR VOTE IS IMPORTANT

THIS PROXY STATEMENT IS FURNISHED IN CONNECTION WITH THE SOLICITATION OF PROXIES BY THE COMPANY, ON BEHALF OF THE BOARD OF DIRECTORS, FOR THE 2026 ANNUAL MEETING OF STOCKHOLDERS. THE PROXY STATEMENT AND THE RELATED PROXY FORM ARE BEING DISTRIBUTED ON OR ABOUT MAY 4, 2026.

YOU CAN VOTE YOUR SHARES USING ONE OF THE FOLLOWING METHODS:

●	COMPLETE AND RETURN A WRITTEN PROXY CARD

●	ATTEND THE COMPANY’S 2026 ANNUAL MEETING OF STOCKHOLDERS VIA LIVE WEBCAST AND VOTE AT THE ANNUAL MEETING

●	VOTE VIA THE INTERNET AT WWW.PROXYVOTE.COM

●	VOTE BY PHONE BY CALLING THE NUMBER PRINTED ON THE ACCOMPANYING VOTING DOCUMENT

ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING. HOWEVER, TO ENSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD AS PROMPTLY AS POSSIBLE IN THE POSTAGE-PREPAID ENVELOPE ENCLOSED FOR THAT PURPOSE OR SUBMIT YOUR VOTE VIA THE INTERNET AT WWW.PROXYVOTE.COM OR VOTE BY PHONE BY CALLING THE NUMBER PRINTED ON THE ACCOMPANYING VOTING DOCUMENT. ANY STOCKHOLDER ATTENDING THE MEETING VIA THE LIVE WEBCAST MAY VOTE EVEN IF YOU HAVE RETURNED A PROXY CARD.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON TUESDAY, JUNE 16, 2026. THE PROXY STATEMENT AND OUR 2025 ANNUAL REPORT TO STOCKHOLDERS ARE AVAILABLE AT WWW.PROXYVOTE.COM.

ADDITIONALLY, YOU CAN FIND A COPY OF OUR ANNUAL REPORT ON FORM 10-K, WHICH INCLUDES OUR FINANCIAL STATEMENTS, FOR THE YEAR ENDED DECEMBER 31, 2025, ON THE WEBSITE OF THE SECURITIES AND EXCHANGE COMMISSION (THE “SEC”) AT WWW.SEC.GOV, OR UNDER “FINANCIAL INFORMATION” IN THE “NEWS AND INVESTORS” SECTION OF OUR WEBSITE AT WWW.IMUNON.COM. YOU MAY ALSO OBTAIN A PRINTED COPY OF OUR ANNUAL REPORT ON FORM 10-K, INCLUDING OUR FINANCIAL STATEMENTS, FREE OF CHARGE, FROM US BY SENDING A WRITTEN REQUEST TO: IMUNON, INC, 997 LENOX DRIVE, SUITE 100, LAWRENCEVILLE, NJ 08648. EXHIBITS WILL BE PROVIDED UPON WRITTEN REQUEST AND PAYMENT OF AN APPROPRIATE PROCESSING FEE.

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IMUNON, INC.

PROXY STATEMENT

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IMUNON, INC.

PROXY STATEMENT

INFORMATION CONCERNING SOLICITATION AND VOTING

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors of IMUNON, INC., a Delaware corporation (sometimes referred to in this Proxy Statement as the “Company”, “IMUNON”, “we” or “us”), for exercise in voting at the Company’s 2026 Annual Meeting of Stockholders to be held on Tuesday, June 16, 2026 (the “Annual Meeting”) for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders (the “Notice”). We are first sending this Proxy Statement, accompanying Proxy Card, the Notice and the Company’s 2025 annual report to stockholders to our stockholders on or about May 4, 2026.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be held on Tuesday, June 16, 2026. The Proxy Statement and our 2025 annual report to stockholders are available at www.proxyvote.com or you may request a printed or electronic set of the proxy materials at no charge.

Instructions on how to access the proxy materials over the Internet and how to request a printed copy may be found on the Notice. In addition, any stockholder may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. Choosing to receive future proxy materials by email will save us the cost of printing and mailing documents to stockholders and will reduce the impact on our environment. A stockholder who chooses to receive future proxy materials by email will receive an email prior to next year’s Annual Meeting with instructions containing a link to those materials and a link to the proxy voting website. A stockholder’s election to receive proxy materials by email will remain in effect until such election is terminated by the stockholder.

Information About the Annual Meeting

Date, Time and Place of the Annual Meeting

The Annual Meeting will be held at 10:00 a.m., Eastern Time, on Tuesday, June 16, 2026. You will be able to attend the 2026 Annual Meeting, vote, and submit your questions during the meeting via live webcast through the www.virtualshareholdermeeting.com/IMNN2026 and enter your 16-digit control number included on the notice of Internet availability of the proxy materials, on your proxy card or in the instructions that accompanied your proxy materials.

Why is the Annual Meeting a virtual, online meeting?

We have adopted this technology to expand access to the meeting, improve communications and impose lower costs on our stockholders, the Company and the environment. The online format allows us to communicate more effectively via a pre-meeting forum that you can enter by visiting the meeting via live webcast through the link www.virtualshareholdermeeting.com/IMNN2026 and entering your 16-digit control number included on the notice of Internet availability of the proxy materials, on your proxy card or in the instructions that accompanied your proxy materials. We believe that hosting a virtual meeting will facilitate shareholder attendance and participation by enabling stockholders to participate from any location around the world and improve our ability to communicate more effectively with our stockholders. We have designed the virtual meeting to provide substantially the same opportunities to participate as you would have at an in-person meeting. You will be provided with the opportunity to submit questions via the live webcast during the meeting.

Who May Attend the Annual Meeting?

Only stockholders who own our common stock, par value $0.01 per share, as of the close of business on April 17, 2026, the record date for the Annual Meeting (the “Record Date”), will be entitled to attend the Annual Meeting. At the discretion of management, we may also permit certain individuals to attend the Annual Meeting, including professional service providers and our employees.

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Who May Vote at the Annual Meeting?

Each share of our common stock outstanding on the Record Date entitles the holder thereof to one vote on each matter submitted to the stockholders at the Annual Meeting. Only stockholders who own common stock as of the close of business on the Record Date are entitled to notice of, and to vote at, the Annual Meeting. As of the Record Date, there were 3,983,342 shares of our common stock issued and outstanding.

How to Vote

If you are a holder of our common stock as of the Record Date, you are entitled to vote at the Annual Meeting, and we encourage you to vote your shares by attending the meeting via live webcast of the Annual Meeting.

You can vote your shares using one of the following methods:

●	Complete and return a written proxy card
●	Attend the Company’s 2026 annual meeting of stockholders via live webcast and vote at the Annual Meeting
●	Vote via the internet at www.proxyvote.com
●	Vote by phone by calling the number printed on the accompanying voting document

Telephone and internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m. Eastern Time on June 15, 2026.

HOWEVER, WHETHER OR NOT YOU INTEND TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED PRE-ADDRESSED AND POSTAGE-PAID ENVELOPE OR SUBMIT YOUR VOTE VIA THE INTERNET AT WWW.PROXYVOTE.COM OR BY CALLING THE NUMBER PRINTED ON THE ACCOMPANYING PROXY CARD.

If your shares are held in the name of a bank, broker, or other holder of record, you will receive instructions from the holder of record that you must follow in order for your shares to be voted. If your shares are not registered in your own name and you plan to vote your shares via the live webcast at the Annual Meeting, you should contact your broker or agent to obtain a proxy in order to vote.

Voting by Proxy

If you vote by proxy, the individuals named on the proxy, or their substitutes, will vote your shares in the manner you indicate.

If you are a stockholder of record and date, sign, and return the proxy card without indicating your instructions, your shares will be voted as follows:

●	Proposal No. 1. “FOR” (if authority to do so is not withheld) the election of the nominees for the Class I Directors to serve until the earlier of the Company’s Annual Meeting of Stockholders in 2029 or until their successors are duly elected and qualified;

●	Proposal No. 2. “FOR” the ratification of the appointment of WithumSmith+Brown PC as our independent registered public accounting firm for the year ending December 31, 2026;

●	Proposal No. 3. “FOR” the approval of, by a non-binding advisory vote, the 2025 executive compensation for the Company’s Named Executive Officers;

●	Proposal No. 4. “FOR” the approval of an amendment to the IMUNON, INC. 2018 Stock Incentive Plan; and

●	Other Business. In the discretion of your proxy holder (one of the individuals named on your proxy card), to consider and act on any other matter properly presented at the Annual Meeting or any adjournment or postponement thereof.

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If a beneficial owner who holds shares in street name does not provide specific voting instructions to their brokerage firm, bank, broker dealer or other nominee, under the rules of certain securities exchanges, including Nasdaq Marketplace Rules, the brokerage firm, bank, broker dealer or other nominee holding those shares may generally vote as the nominee determines in its discretion on behalf of the beneficial owner on routine matters but cannot vote on non-routine matters, the latter of which results in “broker non-votes.”

Proposal No. 2 involves matters we believe to be routine in nature. Accordingly, if you are a beneficial owner who holds shares in street name and you do not give instructions to your broker, the broker may vote your shares in its discretion on Proposal No. 2, and therefore, no broker non-votes are expected in connection with such proposal. Proposal Nos. 1, 3 and 4 involve matters we consider non-routine under the applicable rules. If you do not give your broker specific instructions, the broker will not vote your shares on Proposal Nos. 1, 3 and 4, and your shares will constitute broker non-votes.

You may revoke or change your proxy at any time before it is exercised by delivering to us a signed proxy with a date later than your previously delivered proxy, by re-voting via internet or by telephone, by voting via the live webcast at the Annual Meeting, or by sending a written revocation of your proxy addressed to our Corporate Secretary at our principal executive office. Your latest dated proxy card is the one that will be counted.

Quorum Requirement

A quorum is necessary to hold a valid meeting. The presence of holders of our common stock entitled to cast one-third (33.33%) of all the votes entitled to be cast at the Annual Meeting constitutes a quorum for the transaction of business. Abstentions and broker non-votes are counted as present for purposes of establishing a quorum.

Voting Requirements

Proposal No. 1. The election of the Class I Directors at the Annual Meeting will be by a plurality of the votes cast. This means if the director nominees receive the greatest number of votes cast by the holders of our common stock in the election of the Class I Directors, they will be elected. Stockholders may not cumulate their votes in electing directors. Stockholders entitled to vote at the Annual Meeting may either vote “FOR” the nominee for election as a director or may “WITHHOLD” authority for the nominee. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the nominee named below in Proposal No. 1. If a stockholder withholds authority to vote with respect to the nominees for director, the shares held by that stockholder will be counted for purposes of establishing a quorum but will have no effect on the election of the nominees. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for the election of the directors. As a result, any shares not voted by a customer will be treated as a broker non-vote. Broker non-votes will have no effect on the election of the nominees.

Proposal No. 2. Stockholders may vote “FOR” or “AGAINST” or may “ABSTAIN” on Proposal No. 2 regarding the ratification of the selection of WithumSmith+Brown PC (“Withum”) as the Company’s independent registered public accounting firm for the year ending December 31, 2026. The affirmative vote of a majority of the votes cast affirmatively or negatively for this proposal will be required to ratify the selection of Withum. Abstentions will have no effect on the results of the vote on Proposal No. 2. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have no effect on Proposal No. 2.

Proposal No. 3. Stockholders may vote “FOR” or “AGAINST” or may “ABSTAIN” on Proposal No. 3 to approve, by a non-binding advisory vote, the 2025 compensation for the Company’s Named Executive Officers. The affirmative vote of a majority of the votes cast affirmatively or negatively for this proposal will be required to ratify the 2025 compensation for the Company’s executive officers. Abstentions will have no effect on the results of the vote on Proposal No. 3. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. Broker non-votes will have no effect on Proposal No. 3.

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Proposal No. 4. Stockholders may vote “FOR” or “AGAINST” or may “ABSTAIN” on Proposal No. 4, to approve an Amendment to the IMUNON, INC. 2018 Stock Incentive Plan. The affirmative vote of the holders a majority of the votes cast affirmatively or negatively for this proposal will be required to approve the Amendment. Abstentions will have no effect on the results of the vote on Proposal No. 4. Broker non-votes will have no effect on Proposal No. 4.

Other Matters

Our Board of Directors knows of no other matters that may be presented for stockholder action at the Annual Meeting. It is not anticipated that other matters will be brought before the Annual Meeting. If other matters do properly come before the Annual Meeting, or any adjournments or postponements thereof, however, persons named as proxies will vote upon them in their discretion.

Information about the Proxy Statement and the Solicitation of Proxies

The enclosed proxy is solicited by our Board of Directors, and we will bear the costs of preparing, assembling, printing and mailing this Proxy Statement, accompanying Proxy Card, Notice of Annual Meeting of Stockholders and the Company’s 2025 annual report to stockholders, as well as any additional materials that we may furnish to stockholders in connection with the Annual Meeting. Copies of our solicitation materials will be furnished to brokerage houses, fiduciaries and custodians to forward to beneficial owners of stock held in the names of such nominees. We will, upon request, reimburse those parties for their reasonable expenses in forwarding proxy materials to the beneficial owners.

Annual Report

Our 2025 annual report is being mailed to stockholders together with this Proxy Statement and contains financial and other information about IMUNON, including audited financial statements for our fiscal year ended December 31, 2025. A copy of our 2025 Annual Report on Form 10-K, as filed with the Securities and Exchange Commission (“SEC”), but excluding exhibits, is available on our website and additional copies may be obtained without charge, upon written request directed to the Corporate Secretary, IMUNON, INC., 997 Lenox Drive, Suite 100, Lawrenceville, New Jersey 08648.

Householding of Annual Meeting Materials

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our Proxy Statement or 2025 annual report to stockholders may have been sent to multiple stockholders in your household. The Company will promptly deliver a separate copy of either document to you if you write or call the Company at the following address or telephone number:

IMUNON, INC.

997 Lenox Drive

Suite 100

Lawrenceville, New Jersey 08648

Attention: Corporate Secretary

(609) 896-9100

If you would like to receive separate copies of the proxy materials in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder, or you may contact the Company at the address and telephone number set forth above.

PLEASE COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING WHITE PROXY CARD IN THE ENCLOSED PRE-ADDRESSED AND POSTAGE-PAID ENVELOPE AS PROMPTLY AS POSSIBLE OR SUBMIT YOUR VOTE VIA THE INTERNET AT WWW.PROXYVOTE.COM OR BY CALLING THE NUMBER PRINTED ON THE ACCOMPANYING PROXY CARD.

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BENEFICIAL OWNERSHIP OF COMMON STOCK

The following table is furnished by the Company and sets forth certain information known to the Company regarding the beneficial ownership of the Company’s common stock as of April 17, 2026, by:

●	each person or group known by us to own beneficially more than 5% of the Company’s outstanding common stock;

●	each of our directors and the director nominees, as well as each executive officer named in the Summary Compensation Table appearing under the heading “Executive Compensation;” and

●	our directors and executive officers as a group.

We determine beneficial ownership in accordance with the rules of the SEC. Under SEC rules, beneficial ownership for purposes of this table takes into account shares as to which the individual has voting or investment power (including shares held indirectly through the Imunon, Inc. 401(k) Plan), as well as shares that may be acquired within 60 days of April 17, 2026. Shares of common stock subject to options that are currently exercisable or that become exercisable within 60 days of April 17, 2026, are treated as outstanding and beneficially owned by the holder of such options. However, these shares are not treated as outstanding for purposes of computing the percentage ownership of any other person. Unless otherwise indicated or as to the interests of spouses, the persons included in the table have sole voting and investment power with respect to all shares beneficially owned thereby. Percentage ownership calculations are based on 3,983,342 shares outstanding as of April 17, 2026.

NAME OF BENEFICIAL OWNER	NUMBER OF SHARES OF COMMON STOCK BENEFICIALLY OWNED (1)	PERCENT OF SHARES OF COMMON STOCK OUTSTANDING (2)
Armistice Capital, LLC (3)	349,917	8.78
James E. Dentzer* (4)	6,101	**
Frederick J. Fritz* (5)	7,296	**
Donald P. Braun* (6)	7,322	**
Christine Pellizzari* (7)	5,082	**
Michael H. Tardugno* (8)	27,732	**
Stacy Lindborg* (9)	33,578	**
Khursheed Anwer* (10)	12,177	**
Jeffrey Church* (11)	2,610	**
Susan Eylward* (12)	4,404	**
Douglas Faller MD* (13)	6,334	**
Directors and Executive Officers as a group (10 persons) (14)	112,636	2.83

*	The address of each of the individuals named is c/o IMUNON, INC., 997 Lenox Drive, Suite 100, Lawrenceville, NJ 08648.

**	Less than one percent.

(1)	Beneficial Ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Except as indicated by footnote, and subject to community property laws where applicable, the persons named in the table above have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

(2)	Based on 3,983,342 shares of common stock outstanding as of April 17, 2026.

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(3)	Based on the Schedule 13G filed by Armistice Capital, LLC (“Armistice Capital”) on February 17, 2026, reporting beneficial ownership as of December 31, 2025, and represents shares of Common Stock issuable on the exercise of certain warrants held by the reporting persons. The Schedule 13G provides information only as of December 31, 2025, and, consequently, the beneficial ownership of the above-mentioned reporting person may have changed between December 31, 2025, and February 17, 2026. Shares reported herein were held by Armistice Capital. The address of the principal business and office of Armistice Capital LLC is 510 Madison Avenue, 7th Floor, New Nork, New York, 10022.

(4)	Includes 3,815 shares of common stock and 2,286 shares of common stock underlying options currently exercisable or exercisable within 60 days of April 17, 2026.

(5)	Includes 3,767 shares of common stock and 3,529 shares of common stock underlying options currently exercisable or exercisable within 60 days of April 17, 2026.

(6)	Includes 4,308 shares of common stock and 3,014 shares of common stock underlying options currently exercisable or exercisable within 60 days of April 17, 2026.

(7)	Includes 3,767 shares of common stock and 3,529 shares of common stock underlying options currently exercisable or exercisable within 60 days of April 17 , 2026.

(8)	Includes 5,265 shares of common stock and 22,467 shares of common stock underlying options currently exercisable or exercisable within 60 days of April 17, 2026.

(9)	Includes 2,151 shares of common stock and 31,427 shares of common stock underlying options currently exercisable or exercisable within 60 days of April 17, 2026.

(10)	Includes 3,655 shares of common stock and 8,522 shares of common stock underlying options currently exercisable or exercisable within 60 days of April 17, 2026.

(11)	Includes 26 shares of common stock and 2,584 shares of common stock underlying options currently exercisable or exercisable within 60 days of April 17, 2026.

(12)	Includes 4,404 shares of common stock underlying options currently exercisable or exercisable within 60 days of April 17, 2026.

(13)	Includes 6,334 shares of common stock underlying options currently exercisable or exercisable within 60 days of April 17, 2026.

(14)	Includes 25,572 of common stock and 87,064 shares of common stock underlying options currently exercisable or exercisable within 60 days of April 17, 2026.

DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) requires our executive officers, directors and persons who own more than 10% of our common stock to file reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company with the SEC. Executive officers, directors and greater than 10% stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

To our knowledge, based solely on a review of the copies of such reports and representations that no other reports were required, we believe that all Section 16 filing requirements applicable to our executive officers, directors and greater than 10% stockholders were complied with during the fiscal year ended December 31, 2025.

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DIRECTORS, EXECUTIVE OFFICERS, AND CORPORATE GOVERNANCE

Our Board of Directors currently consists of six members and is divided into three classes of directors serving staggered three-year terms. Directors for each class are elected at the Annual Meeting of Stockholders held in the year in which the term for their class expires and hold office for a three-year term and until their successors are duly elected and qualified, or their earlier death, resignation or removal. In accordance with our Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws, our Board may fill any vacancy on the Board by appointment.

Set forth below is certain information regarding our Company’s current directors, as well as our non-director executive officers.

NAME	AGE	POSITION(S)	CLASS
Frederick J. Fritz	75	Director	I
Christine Pellizzari	58	Director	I
James E. Dentzer	59	Director	II
Stacy R. Lindborg, Ph.D.	56	Chief Executive Officer, President and Director	II
Donald P. Braun, Ph.D.	76	Director	III
Michael H. Tardugno	75	Executive Chairman	III
Jeffrey Church	69	Chief Financial Officer
Susan Eylward	46	General Counsel and Corporate Secretary
Douglas Faller, MD	73	Chief Medical Officer

Directors

Class I Directors (If reelected, term expires in 2029)

Mr. Frederick J. Fritz. Mr. Fritz was appointed to our Board of Directors in July 2011. Mr. Fritz has served as CEO and Founder of NeuroDx, a development stage diagnostic device company focused on the neurosurgery market, since 2006. Mr. Fritz joined NeuroDx from Valeo Medical, a biotechnology company he founded in 2003 to develop the world’s first non-invasive diagnostic test for endometriosis. Prior to that, Mr. Fritz was President and CEO of Songbird Hearing, Inc., a medical device company spun out of Sarnoff Corporation. Mr. Fritz began his career in marketing management and new product development. He joined Schering Plough’s Wesley Jessen in 1985 as VP Marketing and Sales in 1986. He was promoted to general manager of Schering’s Over the Counter pharmaceutical business in 1988 and of the podiatric products business in 1990. He was President of Coleman North America from 1995 to 1997. Mr. Fritz holds a bachelor’s degree in engineering (summa cum laude) from University of Illinois and an MBA degree from Harvard University.

Ms. Christine A. Pellizzari. Ms. Pellizzari was appointed to our Board of Directors in June 2021. She has been the Chief Legal Officer of Cleerly, Inc., the developer of an AI-enabled platform that quantifies and assesses coronary artery disease, since September 2025. Prior to joining Cleerly, Ms. Pellizzari served as the Chief Legal Officer and Human Resources Officer of Science 37 (formerly Nasdaq: SNCE), a developer of leading decentralized clinical trial solutions, where she had global responsibility for both the legal and human resource functions and also oversaw quality and privacy, from 2021 through 2024. Immediately prior to joining Science 37, Ms. Pellizzari served as the General Counsel and Corporate Secretary of Insmed, Inc., (Nasdaq: INSM) a publicly traded biotech company focused on serious and rare diseases, from 2013 to 2018 and as Chief Legal Officer from 2018 to 2021. From 2007 through 2012, Ms. Pellizzari held various legal positions of increasing responsibility at Aegerion Pharmaceuticals, most recently as Executive Vice President, General Counsel and Corporate Secretary. Prior to Aegerion, Ms. Pellizzari was Senior Vice President, General Counsel and Secretary at Dendrite International, Inc., a formerly publicly traded company that provided sales effectiveness, promotional and compliance solutions to the pharmaceutical industry. Ms. Pellizzari joined Dendrite from the law firm of Wilentz, Goldman & Spitzer, where she specialized in health care transactions and related regulatory matters. Ms. Pellizzari has nearly three decades of relevant experience, including having served for over 25 years as Chief Legal Officer and General Counsel of publicly traded companies in biopharmaceutical and related industries. Ms. Pellizzari also serves on the board of directors of Tempest Therapeutics (Nasdaq: TPST), a public clinical-stage oncology company, and Neurosense Therapeutics (Nasdaq: NRSN), a public clinical-stage development company advancing treatments for severe neurodegenerative diseases. Ms. Pellizzari received her Bachelor of Arts, cum laude, from the University of Massachusetts (Amherst) and her Juris Doctor degree from the University of Colorado School of Law. She is a member of Global Leaders in Law, Executive Women in Bio, Women Corporate Directors, National Association of Corporate Directors, Association of Corporate Counsel, Society for Corporate Governance and National Association of Stock Plan Professionals.

Our Board of Directors concluded that Mr. Frederick J. Fritz and Ms. Christine A. Pellizzari have the requisite experience, qualifications, attributes and skills necessary to serve as a member of our Board of Directors based on his respective leadership attributes, management experience in the pharmaceutical industry and professional and educational background.

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Continuing Class II Directors (Term expires in 2027)

Mr. James E. Dentzer. Mr. Dentzer was appointed to our Board of Directors in September 2022. He has been President and Chief Executive Officer and a member of the Board of Directors of Curis, Inc. (Nasdaq: CRIS) since September 2018. From March 2018 to September 2018, Mr. Dentzer served as Curis’ Chief Operating Officer and Chief Financial Officer. From March 2016 to March 2018, Mr. Dentzer served as Curis’ Chief Administrative Officer and Chief Financial Officer. Mr. Dentzer has also held the positions of secretary and treasurer from March 2016 to March 2019. Prior to joining Curis, Mr. Dentzer served as Chief Financial Officer of Dicerna Pharmaceuticals, Inc., a formerly publicly traded biotechnology company, from December 2013 to December 2015. Prior to that, he was the Chief Financial Officer of Valeritas, Inc., a formerly publicly traded medical technology company, from March 2010 to December 2013. Prior to joining Valeritas, Inc., he was the Chief Financial Officer of Amicus Therapeutics, Inc. (Nasdaq: FOLD), a biotechnology company, from October 2006 to October 2009. In prior positions, he spent six years as Corporate Controller of Biogen Inc. (Nasdaq: BIIB), a biotechnology company, and six years in various senior financial roles at E.I. du Pont de Nemours and Company, a chemical, petroleum and biotechnology company, in the U.S. and Asia. Mr. Dentzer holds a B.A. degree in Philosophy from Boston College and an M.B.A. from the University of Chicago.

Dr. Stacy R. Lindborg. Dr. Lindborg, a director since 2021, has served as President and Chief Executive Officer of the Company since May 2024. Dr. Lindborg, a globally recognized biostatistician, brings to Imunon nearly 30 years of pharmaceutical and biotech industry experience with a particular focus on R&D, regulatory affairs, executive management and strategy. She has worked with biologics, small molecules and cell therapies to address a broad range of diseases and disorders, including multiple Orphan drug products, along with extensive experience in early-stage development having taken molecules from first-in-human studies into the clinic, through regulatory approval and commercial launch. Prior to joining the Company, Dr. Lindborg held the position of co-Chief Executive Officer at Brainstorm Cell Therapeutics (Nasdaq: BCLI), which she joined in 2020, and where she also currently serves as an independent director since May 2024. From 2012 to 2020, she held positions of increasing responsibility at Biogen and served as Vice President for Global Analytics and Data Sciences. Prior to her time at Biogen, Dr. Lindborg had worked at Eli Lilly and Company (NYSE: LLY) since 1996 advancing through the organization to serve from 2010 to 2012 as Head of R&D Strategy with responsibility for characterizing the productivity of the portfolio and advancing key R&D strategy projects by connecting individual drug-development decisions to portfolio risk practices and driving fundamental R&D decisions to increase the number of drug launches. Dr. Lindborg received an M.A. and a Ph.D. in statistics from Baylor University. She has authored more than 50 abstracts, 200 presentations and 40 manuscripts that have been published in peer-reviewed journals. She has held numerous positions within the American Statistical Association and International Biometric Society and was elected Fellow in 2008.

Class III Director Nominees (Term expires in 2028)

Dr. Donald P. Braun. Dr. Braun was appointed to our Board of Directors in December 2015. Dr. Braun has over 35 years of research experience in oncology, cancer immunology, cancer immunotherapy, and inflammatory diseases. He is the author of more than 120 published peer-reviewed manuscripts, twenty-five reviews and book chapters, and co-editor of a book on the role of prostaglandins and other COX 2 metabolites in cancer patient immunity and immunotherapy. He served from 2006 to 2014 as Vice President Clinical Research, after which he served as Vice President Translational Research and Chief Science Officer at the Cancer Treatment Centers of America until his retirement in May 2016. Prior to this role, he was the Scientific Director of the Cancer Center and Professor of Medicine and Immunology at Rush Medical College in Chicago from 1978 to 1999, and the Administrative Director of the Cancer Institute and a Professor of Surgery with tenure at the Medical College of Ohio from 1999 to 2006. He received his Ph.D. in Immunology and Microbiology from the University of Illinois at the Medical Center in Chicago. Dr. Braun has served as an advisor to numerous public agencies and private corporations concerned with cancer therapeutics and diagnostics. At the National Cancer Institute, Dr. Braun served as a member of the Experimental Therapeutics Study Section; the Small Business Innovation Grant Review Study Section; and the Experimental Therapy program for “Molecular Targets in Lung Cancer.” He served as a member of the Immunology and Immunotherapy Study Section of the American Cancer Society-National Division; as a Member of the Ohio Cancer Incidence Surveillance System; as a Member of the Biomedical Research Technology Transfer Commission for the State of Ohio; and as an advisor to the State of Arizona’s Disease Research Control Commission. Dr. Braun has also served as a consultant to numerous pharmaceutical and biotechnology companies developing cancer treatments and diagnostics including Pfizer Inc. (NYSE: PFE), Sterling Winthrop, Abbott Laboratories (NYSE: ABT), Boehringer Mannheim, Serono Corporation, Biomira Inc., Centocor and Merck KGA.

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Mr. Michael H. Tardugno. Mr. Tardugno was appointed President and Chief Executive Officer of the Company on January 3, 2007, and was elected to the Board of Directors on January 22, 2007. In October of 2014, Mr. Tardugno was appointed by our Board of Directors as our Chairman. Effective July 18, 2022, Mr. Tardugno transitioned from the roles of President, Chief Executive Officer and Chairman to the position of Executive Chairman of the Board. From March 15, 2024, Mr. Tardugno served as interim Chief Executive Officer until the appointment of Dr. Lindborg effective May 13, 2024. Prior to joining the Company and for the period from February 2005 to December 2006, Mr. Tardugno served as Senior Vice President and General Manager of Mylan Technologies, Inc., a subsidiary of Mylan Inc. From 1998 to 2005, Mr. Tardugno was Executive Vice President of Songbird Hearing, Inc., a medical device company spun out of Sarnoff Corporation. From 1996 to 1998, he was Senior Vice President of Technical Operations worldwide for a division of Bristol-Myers Squibb (NYSE: BMY), and from 1977 to 1995, he held increasingly senior executive positions including Senior Vice President of Worldwide Technology Development with Bausch & Lomb (NYSE, TSX: BLCO) and Abbott Laboratories (NYSE: ABT). Mr. Tardugno holds a B.S. degree from St. Bonaventure University and completed the Harvard Business School Program for Management Development.

Our Board of Directors concluded that all of the continuing directors have the requisite experience, qualifications, attributes and skill necessary to serve as a member of the Board of Directors based on, among other things, their:

●	Leadership attributes and experience;

●	Management experience in the pharmaceutical industry and/or business experience in countries in which we are conducting clinical trials; and

●	Professional and educational background.

Executive Officers

The following are the biographical summaries for each of our executive officers. Each executive officer is elected by and serves at the pleasure of our Board of Directors.

Jeffrey Church. Mr. Church has served as the Company’s interim Financial Officer since January of 2026. Mr. Church joined the Company in July 2010 as Vice President, Chief Financial Officer and Corporate Secretary. Mr. Church was appointed as Senior Vice President, Corporate Strategy and Investor Relations in July 2011. In July 2013, Mr. Church was reappointed as Senior Vice President and Chief Financial Officer. In December 2018, Mr. Church was promoted to Executive Vice President. Effective June 1, 2024, Mr. Church retired from his roles as Executive Vice President, Chief Financial Officer and Corporate Secretary of the Company, but continued to provide consulting services to the Company. Immediately prior to joining the Company, Mr. Church served as Chief Financial Officer and Corporate Secretary of Alba Therapeutics Corporation, a privately held life science company from 2007 until 2010. From 2006 until 2007, he served as Vice President, Chief Financial Officer and Corporate Secretary for Novavax, Inc. (Nasdaq: NVAX), a vaccine development company listed on The Nasdaq Global Select Market. From 1998 until 2006, he served as Vice President, CFO and Corporate Secretary for GenVec, Inc., a biotechnology company formerly listed on The Nasdaq Capital Market. Prior to that, he held senior financial positions at BioSpherics Corporation and Meridian Medical Technologies, both formerly publicly traded companies. He started his career with Price Waterhouse from 1979 until 1986. Mr. Church holds a B.S. degree in accounting from the University of Maryland.

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Susan Eylward. Ms. Eylward joined the Company in October 2024 as General Counsel and Corporate Secretary. Prior to her position with the Company, Ms. Eylward served as Senior Counsel at Science 37, Inc. (formerly Nasdaq: SNCE), a solutions organization focused on decentralized clinical trials, from January 2022 through April 2024, where she was responsible for a variety of complex legal matters, including, among others, corporate governance, securities compliance, executive compensation, and acquisitions. Prior to that, Ms. Eylward served as corporate counsel and Vice President at the Allstate Corporation (NYSE: ALL) during 2021, at National General Holdings Corp. (formerly Nasdaq: NGHC) from September 2014 through December 2020, and at Tower Group International, Ltd. (formerly Nasdaq: TWGP) from May 2009 through September 2014, and at each of the foregoing, she had responsibility for various corporate legal matters including governance, securities law, alternative investments and transactions. From 2004 through 2009, Ms. Eylward practiced law at Dewey & LeBoeuf LLP, where she represented public and private companies for equity and debt offerings, as well as mergers and acquisitions. Ms. Eylward received a Juris Doctor from New York Law School and a Bachelor of Arts in Accounting from Boston College.

Douglas Faller, MD. Dr. Faller, an internationally recognized oncologist/hematologist and scientist, has nearly 30 years of pharmaceutical and biotech industry experience with a particular focus on clinical R&D, discovery, regulatory affairs, and strategy development. He has worked with small molecules, gene therapies, biologics and cell therapies to address a range of malignant and non-malignant diseases and disorders, including rare and genetic diseases, and neurological and neuropsychiatric disorders. He has extensive experience in early-stage development as well as global late-stage development and world-wide marketing approvals. He has taken molecules (including those discovered in his own academic laboratories) from first-in-human studies in the clinic, through registrational trials, international regulatory approvals and commercial launch. Prior to his position with the Company, Dr. Faller served as Chief Medical Officer of Skyhawk Therapeutics beginning in 2024, where he led the development of splicing modulators for the treatment of oncological and neurological disorders. From 2022 through 2024, he served as Chief Medical Officer of Oryzon Genomics, leading the development of epigenetic-modifying small molecules in oncology and neuropsychiatric disorders, and prior to that role, from 2015 through 2022, Dr. Faller was Executive Medical Director at Takeda Pharmaceuticals, where he led multiple programs in hematologic oncology, solid tumor malignancies and rare diseases, from first-in-human to global registrational trials and post-marketing trials. He was also extensively involved in Business Development for oncology, hematology and rare diseases. Dr. Faller was the scientific founder and CMO/CSO of Viracta Therapeutics, which he joined in 2019 and remained through 2021, after it became publicly traded and launched a pivotal trial of his therapeutic. Dr. Faller is the scientific founder or co-founder of four biopharma companies. Prior to working full-time in the biopharmaceutical industry, Dr. Faller was a professor at Harvard Medical School, and an attending physician at Brigham and Women’s Hospital, Boston Children’s Hospital and Dana-Farber Cancer Institute. He founded and directed the Comprehensive Cancer Center at Boston University, where he also served as the first Grunebaum Professor for Cancer Research, Vice-Chairman of the Department of Medicine, and Professor of Medicine, Biochemistry, Pediatrics, Microbiology, Pathology and Laboratory Medicine. Dr. Faller received a B.S. in biochemistry from the Massachusetts Institute of Technology, an MD from Harvard Medical School, and a PhD from the Massachusetts Institute of Technology in cancer molecular biology. He has authored more than 300 abstracts, 230 presentations and 375 manuscripts that have been published in peer-reviewed journals. He is certified in Internal Medicine, Hematology and Oncology, and is a Fellow of the American College of Physicians.

Involvement in Certain Legal Proceedings

As of the filing of this Proxy Statement, there are no legal proceedings, and during the past ten years there have been no legal proceedings that are material to the ability or integrity of any of our directors, director nominees or executive officers.

Board Leadership Structure and Role in Risk Oversight

Board Leadership

Our Board of Directors believes that it is important to select our Chairman of the Board and our Chief Executive Officer in the manner it considers in our best interests. The members of our Board of Directors possess considerable business experience and in-depth knowledge of the issues we face and are therefore in the best position to evaluate our needs and how best to organize and adopt our leadership structure to meet those needs. Accordingly, our Chairman and the Chief Executive Officer may be filled by one individual or by two different individuals, and our chairman may be a Company insider or an independent director. Mr. Tardugno currently serves as Executive Chairman of our Board of Directors and Dr. Stacy Lindborg currently serves as the Company’s President and Chief Executive Officer. Currently, all the other directors of our Board of Directors are independent under applicable SEC and Nasdaq rules.

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Board Oversight of Risk

Our Board of Directors is responsible for oversight of the various risks we face. In this regard, the Board of Directors seeks to understand and oversee the most critical risks relating to our business and operations, allocate responsibilities for the oversight of risks among the full Board of Directors and its committees, and see that management has in place effective systems and processes for managing risks we face. Overseeing risk is an ongoing process, and risk is inherently tied to our strategy and to strategic decisions. Accordingly, our Board of Directors considers risk throughout the year and with respect to specific proposed actions. Our Board of Directors recognizes that it is neither possible nor prudent to eliminate all risk. Indeed, purposeful and appropriate risk-taking is essential for us to be competitive and to achieve our business objectives.

While our Board of Directors oversees risk, management is charged with identifying and managing risk. We have robust internal processes and a strong internal control environment to identify and manage risks and to communicate information about risk to the Board of Directors. Management communicates routinely with our Board of Directors, Board Committees (as defined below) and individual directors on the significant risks identified and how they are being managed. Our directors are free to, and indeed often do, communicate directly with senior management.

Good Governance Practices

Our Board of Directors has a commitment to strong and sustainable corporate governance. As such, we continuously review our practices to ensure effective collaboration between management and our Board. Highlights of our Board of Directors’ best practices are:

●	Four of the six Board directors are independent;

●	Our Board of Directors has adopted and published committee charters (available on our website at www.imunon.com);

●	Our Board of Directors conducts an annual review of Board independence;

●	New directors participate in an orientation program and receive a current state briefing before their first Board meeting;

●	We have stock ownership and stock retention guidelines for our directors;

●	We have policies and practices to specifically align executive compensation with long-term stockholder interests;

●	We have a policy prohibiting hedging and pledging, short sales, purchases or sales of puts or calls, and other derivative transactions of our stock (including any transaction that provides the economic equivalent of ownership) by our executive officers and directors;

●	An executive compensation claw back policy was adopted by our Board of Directors in October 2023;

●	Our Board of Directors reviews management talent and succession annually with our chief executive officer; and

●	There is no automatic enhancement of executive incentive compensation upon a change-in-control.

Insider Trading Policy

Our board of directors has adopted an insider trading policy which governs the purchase, sales, and/or other dispositions of our securities by directors, officers, and employees. Our insider trading policy prohibits our officers, directors, and employees from, among other things, engaging in short sales, transactions in derivative securities (including put and call options) or other forms of hedging transactions (i.e., zero-cost collars, equity swaps, exchange funds and forward sale contracts) that are designed to hedge or offset any decrease in the market value of equity securities (1) granted to the executive officer or director by the Company as part of the compensation of such individual, or (2) held, directly or indirectly, by the executive officer or director.

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Code of Ethics

The Company has adopted a Code of Ethics and Business Conduct (the “Code of Ethics”) applicable to its directors, officers, including the Chief Executive Officer, Chief Financial Officer, Chief Accounting Officer and other officers performing similar functions, and employees. This Code of Ethics constitutes a code of ethics applicable to senior financial officers within the meaning of the Sarbanes-Oxley Act of 2002 and SEC rules. A copy of the Code of Ethics is available on the Company’s website at http://www.imunon.com and any stockholder may obtain a copy by making a written request to the Company’s Corporate Secretary, 997 Lenox Drive, Suite 100, Lawrenceville, NJ 08648. In the event of any amendments to or waivers of the terms of the Code of Ethics, such matters will be posted promptly to the Company’s website in lieu of disclosure on Form 8-K in accordance with Item 5.05(c) of Form 8-K.

Committees of the Board of Directors

Our Board of Directors implements its risk oversight function both as a whole and through delegation to various committees (the “Board Committees”). These Board Committees meet regularly and report back to our full Board of Directors.

●	Our Audit Committee oversees the management of financial, accounting, internal controls, disclosure controls and the engagement arrangement and regular oversight of the independent auditors.

●	Our Compensation Committee is responsible for the design and oversight of our compensation programs. Based on a review of our company-wide compensation programs, including the compensation programs for our executive officers, our Compensation Committee has concluded that these programs do not create risks that are likely to have a material adverse effect on us.

●	Our Nominating and Governance Committee periodically reviews our corporate governance practices, including the risks that those practices are intended to address. It also periodically reviews the composition of our Board of Directors to help ensure that a diversity of skills and experiences is represented by the members of our Board of Directors, taking into account the stage of our growth and strategic direction.

●	Our Science and Technology Committee assists our Board of Directors in monitoring the state of science and technology capabilities within the Company and associated risks and overseeing the development of key technologies and major science and medicine-driven innovation initiatives essential to our long-term success.

Audit Committee

Our Audit Committee consists of Mr. James A. Dentzer (Chair), Mr. Frederick J. Fritz and Ms. Christine Pellizzari. Our Audit Committee operates under a written charter that is available on our web site, located at http://www.imunon.com. Additional copies of the charter are available upon written request to us.

Our Audit Committee assists our Board of Directors in fulfilling its responsibility to oversee management’s implementation of our financial reporting process. In discharging its oversight role, the Audit Committee reviewed and discussed the audited financial statements contained in our 2025 Annual Report on Form 10-K with our management and independent registered public accounting firm. Management is responsible for the financial statements and the reporting process, including the system of internal controls. Our independent registered public accounting firm is responsible for expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the U.S. (“U.S. GAAP”).

Our Board has determined that all members of the Audit Committee meet the independence standards established by the SEC and Nasdaq. Our Board has determined that Mr. Dentzer is qualified to serve as the “audit committee financial expert” as defined by Item 407(d)(5) of Regulation S-K and that Mr. Fritz and Ms. Pellizzari meet the financial literacy requirements under applicable Nasdaq rules.

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Compensation Committee

Our Compensation Committee is responsible for establishing and administering the compensation policies applicable to our directors, officers, and key personnel, for determining the compensation arrangements to our President and Chief Executive Officer and for evaluating the performance of senior management. Our Compensation Committee operates under a written charter that is available on our web site, located at www.imunon.com. Additional copies of the charter are available upon written request to us.

Our Compensation Committee does not delegate the authority to approve compensation policies and actions affecting our Named Executive Officers or directors. Our Compensation Committee applies discretion in determining compensation for our executives. Our Compensation Committee has not established any equity or other security ownership requirements or guidelines in respect of our executive officers. Our Executive Chairman and our President and Chief Executive Officer assist the Compensation Committee in evaluating the performance of other executive officers and by providing information to directors as and when requested, such as salary surveys and compensation paid by our competitors, to the extent such information is publicly available. Members of our Compensation Committee undertake to verify such information prior to referring to it in determining executive compensation. The compensation of our President and Chief Executive Officer is determined by the Compensation Committee based on their evaluation of her performance and with reference to such external or competitive data as they consider necessary. The compensation of the other Named Executive Officers is determined by our Compensation Committee based on its evaluation of their individual performance and the recommendations of our Executive Chairman and our President and Chief Executive Officer.

Mr. Frederick J. Fritz (Chair), Dr. Donald P. Braun and Ms. Christine Pellizzari currently comprise our Compensation Committee. Our Board has determined that all members of our Compensation Committee are independent under the applicable Nasdaq rules.

Nominating and Governance Committee

Our Nominating and Governance Committee is responsible for identifying and recruiting new members of our Board of Directors when vacancies arise, identifying and recruiting nominees for election as directors, reconsideration of incumbent directors in connection with nominations for elections of directors and ensuring that our Board of Directors is properly constituted to meet its corporate governance obligations. Our Nominating and Governance Committee operates under a written charter that is available on our web site, located at www.imunon.com. The current members of our Nominating and Governance Committee are Dr. Donald P. Braun and Mr. James A. Dentzer. Our Board has determined that Dr. Braun and Mr. Dentzer are deemed to be independent under applicable Nasdaq rules.

Science and Technology Committee

The primary purpose of our Science and Technology Committee is to assist our Board of Directors in monitoring the state of science and technology capabilities within our Company and associated risks and overseeing the development of key technologies and major science and medicine-driven innovation initiatives essential to our long-term success. Our Science and Technology Committee’s responsibilities includes reviewing technologies and technology programs of significance to us, with special focus on major external initiatives, observing the evolution of science and medicine outside the Company, participating in the development of metrics to assess the state of our science and technology in subject areas including, but not limited to, patent estate, freedom to operate, productivity, capability and external benchmarks, providing guidance for our external science and technology alliances, and providing guidance on the direction of our science and technology activities, as appropriate. The current members of our Science and Technology Committee are Dr. Donald P. Braun (Chair) and Dr. Stacy R. Lindborg.

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Meetings of the Board and its Committees

During the year ended December 31, 2025, there were a total of eleven regular meetings of our Board. All of our directors attended all of the meetings of our Board and the Board committees on which they served that were held during the period for which they were a director or committee member, respectively.

During the year ended December 31, 2025, our Audit Committee met five times and our Compensation Committee met three times. Our Nominating and Governance Committee and our Science and Technology Committee did not meet during 2025.

Director Nominations

The role of our Nominating and Governance Committee is to act on behalf of our Board of Directors to ensure that our Board of Directors and its standing committees are appropriately constituted to meet their fiduciary and corporate governance obligations. In this role, our Nominating and Governance Committee is responsible for identifying and recruiting new members of our Board of Directors when vacancies arise, identifying and recruiting nominees for election as directors and reconsidering incumbent directors in connection with nominations for elections of directors. Our Nominating and Governance Committee is also charged with:

●	Reviewing and recommending changes in the size and composition of our Board of Directors and Board committees;

●	Developing and maintaining criteria and processes for selecting candidates for election as directors;

●	Identifying and recruiting candidates to stand for election as directors and determining whether incumbent directors should stand for reelection;

●	Ensuring that we and our Board of Directors operate in accordance with current best practices;

●	Providing for ongoing director training and education;

●	Reporting to our Board of Directors on Nominating and Governance Committee activities;

●	Annually reviewing the Nominating and Governance Committee’s performance of its responsibilities and duties; and

●	Annually reviewing the Nominating and Governance Committee Charter, the structure and the processes and membership requirements of the Nominating and Governance Committee and recommending to our Board of Directors any improvements or amendments that our Nominating and Governance Committee considers appropriate or necessary.

Director Qualifications

It is a policy of our Nominating and Governance Committee that candidates for director be determined to have unquestionable integrity and the highest ethical character. Candidates must demonstrate the ability to exercise sound, mature and independent business judgment in the best interests of the stockholders as a whole and may not have any interests that would, in the view of our Nominating and Governance Committee, impair their ability to exercise independent judgment or otherwise discharge the fiduciary duties owed as a director. Candidates must have experience and demonstrated achievement in one or more fields of business, professional, governmental, communal, scientific or educational endeavors which will complement the talents of the other members of our Board of Directors and further our interests, bearing in mind the composition of our Board of Directors and the current state of the Company and the state of the biotechnical/biopharmaceutical industry generally. In particular, our Nominating and Governance Committee believes it is important for one or more members of our Board of Directors to have in-depth experience in the biotechnical/biopharmaceutical industry. Our Nominating and Governance Committee has determined that one or more of its members, including the incumbents nominated to stand for reelection at the Annual Meeting, should have such biotechnical/biopharmaceutical experience.

Candidates are expected to have an appreciation of the major issues facing public companies of a size and operational scope similar to us, including contemporary governance concerns, regulatory obligations of a public issuer, strategic business planning, competition in a global economy, and basic concepts of corporate finance. Candidates must also have the willingness and capability to devote the time necessary to participate actively in meetings of our Board of Directors and Board Committee meetings and related activities, the ability to work professionally and effectively with other members of the Board of Directors and Company management, and the ability and intention to remain on our Board of Directors long enough to make an effective contribution. Among candidates who meet the foregoing criteria, our Nominating and Governance Committee also considers the Company’s current and anticipated needs, including expertise, diversity and balance of inside, outside and independent directors.

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Our Nominating and Governance Committee, encouraging diversity, endeavors to comprise our Board of Directors of members with a broad mix of professional and personal backgrounds. Thus, our Nominating and Governance Committee accords some weight to the individual professional background and experience of each director. Further, in considering nominations, our Nominating and Governance Committee considers how a candidate’s professional background would fit into the mix of experiences represented by the then-current Board of Directors. When evaluating a nominee’s overall qualifications, our Nominating and Governance Committee does not assign specific weights to particular criteria, and no particular criterion is necessarily required of all prospective nominees. In addition to the aforementioned criteria, when evaluating a director for re-nomination to our Board of Directors, our Nominating and Governance Committee will also consider the director’s history of attendance at board and committee meetings, the director’s preparation for and participation in such meetings, and the director’s tenure as a member of our Board of Directors.

Board Diversity

Board Diversity Matrix (As of April 17, 2026)
Total Number of Directors: 6
Part I: Gender Identity	Female	Male
Directors	2	4

Part II: Demographic Background
African American or Black	0	0
Alaskan Native or Native American	0	0
Asian	0	0
Hispanic or Latinx	0	0
Native Hawaiian or Pacific Islander	0	0
White	2	4
Two or More Races or Ethnicities	0	0
LGBTQ+	0
Did Not Disclose Demographic Background	0

Director Independence

In accordance with the rules of the SEC and Nasdaq, the Company requires that at least a majority of the directors serving at any time on the Board of Directors be independent, that at least three directors satisfy the financial literacy requirements for service on the Audit Committee and that at least one member of the Audit Committee qualify as an “audit committee financial expert” under those rules.

Mr. Dentzer acts as the chairman of our Audit Committee. The Board has determined that Mr. James E. Dentzer is qualified to serve as the “audit committee financial expert” as defined by Item 407(d)(5) of Regulation S-K and that Mr. Fritz and Ms. Pellizzari meet the financial literacy requirements under applicable SEC and Nasdaq rules. The Board of Directors determined that of the six currently serving directors, four directors (Dr. Braun, Messrs. Dentzer and Fritz and Ms. Pellizzari) are independent under applicable SEC and Nasdaq rules.

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Nominating and Governance Committee Process

In selecting candidates for our Board of Directors, the Nominating and Governance Committee begins by determining whether the incumbent directors whose terms expire at the annual meeting of stockholders desire and are qualified to continue their service on our Board of Directors. Under its charter, our Nominating and Governance Committee is charged with considering incumbent directors as if they were new candidates. However, our Nominating and Governance Committee recognizes the significant value of the continuing service of qualified incumbents in promoting stability and continuity, providing the benefit of the familiarity and insight into our affairs and enhancing our Board of Directors’ ability to work as a collective body. Therefore, it is the policy of our Nominating and Governance Committee, absent special circumstances, to nominate qualified incumbent directors who our Nominating and Governance Committee believes will continue to make important contributions to our Board of Directors and who consent to stand for re-election. If any member of our Board of Directors does not wish to continue in service or if our Nominating and Governance Committee or our Board of Directors decides not to re-nominate a member, there is an existing vacancy on our Board of Directors, or our Board of Directors, upon the recommendation of the Nominating and Governance Committee, elects to expand the size of our Board of Directors, the following process would be followed:

●	The Nominating and Governance Committee develops a profile for candidates’ skills and experience, based on the criteria described above.

●	The Nominating and Governance Committee initiates a search, polling members of the Board of Directors and management, and retaining a search firm if the Nominating and Governance Committee deems this appropriate.

●	The Nominating and Governance Committee has a policy with respect to stockholders’ suggestions for nominees for directorships. Under this policy, stockholder nominees are given identical consideration as nominees identified by the Nominating and Governance Committee.

●	The process by which stockholders may submit potential nominees is described below under “Stockholder Recommendation Process.”

●	The Nominating and Governance Committee then determines the eligibility and suitability of any candidate based on the criteria described above and the Nominating and Governance Committee’s search profile.

●	The Chairman of the Board of Directors and at least one member of the Nominating and Governance Committee interview prospective candidate(s) who satisfy the qualifications described above.

●	The Nominating and Governance Committee offers other members of the Board of Directors the opportunity to interview the candidate(s) and then meets to consider and approve the final candidate(s).

●	The Nominating and Governance Committee seeks endorsement of the final candidate(s) from the full Board of Directors.

●	The final candidate(s) are nominated by the Board of Directors for submission to a stockholder vote or elected to fill a vacancy.

Stockholder Recommendation Process

Our Nominating and Governance Committee will consider for nomination any qualified director candidates recommended by our stockholders. Any stockholder who wishes to recommend a director candidate is directed to submit in writing the candidate’s name, biographical information and relevant qualifications to our Corporate Secretary at our principal executive offices. All written submissions received from our stockholders will be reviewed by the Nominating and Governance Committee at the next appropriate meeting. The Nominating and Governance Committee will evaluate any suggested director candidates received from our stockholders in the same manner as recommendations received from management, committee members or members of our board. The Company or the Nominating and Governance Committee may require a stockholder who proposes a nominee to furnish such other information as may reasonably be required by the Company to determine the eligibility or suitability of the proposed nominee to serve as director of the Company.

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Revisions to Nomination Process

Our Nominating and Governance Committee and stockholder recommendation processes have been developed to provide a flexible framework to permit the director nomination process to move forward effectively. Our Nominating and Governance Committee intends to review these processes from time to time in light of our evolving needs and changing circumstances, as well as changes in legal requirements and stock exchange listing standards. The Nominating and Governance Committee may revise these processes or adopt new ones based on such periodic reviews.

Stockholder Communications

Our Board of Directors has adopted a process through which interested stockholders may communicate with our Board of Directors. Stockholders who wish to send communications to our Board of Directors, or any particular director, should address such communications to the Corporate Secretary, at the Company’s headquarters at 997 Lenox Drive, Suite 100, Lawrenceville, New Jersey, 08648. The envelope containing any such communication should be prominently marked “To the Attention of the Board of Directors” or to a particular committee or director, and the communication should include a representation from the stockholder indicating the stockholder’s address and the number of shares of our common stock beneficially owned by the stockholder.

Our Corporate Secretary is primarily responsible for monitoring communications from stockholders. Depending upon the content of a particular communication, as she deems appropriate, our Corporate Secretary will: (i) forward the communication to the director, directors or committee to whom it is addressed; (ii) attempt to handle the inquiry directly, for example where the stockholder communication consists of a request for information about the Company or is a stock-related matter; or (iii) not forward communications such as solicitations, junk mail and obviously frivolous or inappropriate communications. At each meeting of our Board of Directors, the Corporate Secretary will present a summary of all communications, whether or not forwarded, received since the last meeting and will make those communications available to the directors on request.

Board Attendance

Our Board of Directors strongly encourages, but does not require, all directors, to the extent reasonable and practicable, to attend the Company’s Annual Meetings of Stockholders in person. All of the current members of our Board of Directors were present at the Company’s 2025 Annual Meeting of Stockholders held on July 11, 2025.

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REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

Our management is primarily responsible for our internal control and financial reporting process. Our independent registered public accounting firm, WithumSmith+Brown, PC, is responsible for performing an independent audit of our consolidated financial statements and issuing opinions on the conformity of those audited financial statements with U.S. GAAP and the effectiveness of our internal control over financial reporting. Our Audit Committee monitors our financial reporting process and reports to the Board on its findings.

In this context, the Audit Committee hereby reports as follows:

1. The Audit Committee has reviewed and discussed the audited financial statements with our management.

2. The Audit Committee has discussed with our independent registered public accounting firm the matters required to be discussed under the rules adopted by the Public Company Accounting Oversight Board (“PCAOB”) and the SEC.

3. The Audit Committee has received from the independent registered public accounting firm the written disclosures and the letter required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence and has discussed with the independent registered public accounting firm its independence.

4. Based on the review and discussions referred to in paragraphs (1) through (3) above, our Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, for filing with the SEC.

Members of the Audit Committee

Mr. James E. Dentzer (Chairman)

Mr. Frederick J. Fritz

Ms. Christine A. Pellizzari

This report does not constitute “soliciting material” and shall not be deemed filed or incorporated by reference into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent we specifically incorporate this report by reference and shall not otherwise be deemed filed under such Acts.

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EXECUTIVE AND DIRECTOR COMPENSATION

Compensation of Executive Officers

This section discusses the material components of the executive compensation program for our executive officers who are named in the “2025 Summary Compensation Table” below. In 2025, our “named executive officers” and their positions were as follows:

●	Stacy Lindborg, our President and Chief Executive Officer;

●	Michael Tardugno, our Executive Chairman and former President and Chief Executive Officer; and

●	Douglas Faller, MD, our Chief Medical Officer.

2025 Summary Compensation Table

The following table sets forth information regarding the total compensation for services rendered in all capacities during the years ended December 31, 2025 and 2024, awarded to, paid to, or earned by each “Named Executive Officer.”. Compensation awarded to, earned by, or paid to Imunon’s Named Executive Officers is included in the table below for the years ended December 31, 2025 and 2024:

Name and Principal Position	Year	Salary	Bonus	Stock Awards (1)	Option Awards (2)	Non-Equity Incentive Plan Compensation (3)	All Other Compensation (4)	Total ($)

Stacy Lindborg	2025	$568,139	$-	$-	$104,000	$357,210	$-	$1,029,349
President & CEO	2024	$341,954	$-	$26,500	$335,641	$283,500	$201,745	$1,189,339

Michael Tardugno (5)	2025	$350,673	$-	$-	$34,674	$210,000	$10,552	$605,899
Executive Chairman & former interim CEO	2024	$336,639	$-	$-	$213,072	$175,000	$10,099	$734,810

Douglas Faller, MD (6)	2025	$387,692	$-	$-	$76,871	$113,400	$11,847	$589,810
Chief Medical Officer

(1)

The value reported for restricted stock awards is the aggregate grant date fair value of restricted stock granted to the Named Executive Officer in the year shown, determined in accordance with FASB ASC Topic 718.

(2)	The value reported for option awards is the aggregate grant date fair value of stock options granted to the Named Executive Officers in the years shown, determined in accordance with FASB ASC Topic 718, disregarding adjustments for forfeiture assumptions. The assumptions for making the valuation determinations are set forth in Note 8 to the Company’s financial statements for the years ended December 31, 2025 and 2024 included in the Company’s Annual Reports on Form 10-K for each of those years.

(3)	Executives’ bonuses under our annual incentive program are based on the achievement of specific performance measures established at the beginning of the fiscal year by our Compensation Committee. Historically, our Compensation Committee has awarded the annual incentive bonus for each year in the first quarter of the following year. In the first quarter of 2026, our Compensation Committee approved the amount and the payment of the incentive bonus for 2025 for each of the Named Executive Officers in the form of Non-Equity (Cash) Incentive Plan Compensation.

(4)

This column includes other compensation as indicated below and matching and discretionary contributions made by the Company for the Named Executive Officers under our 401(k) plan. Our matching contribution is equal to 50% of the employee’s deferrals under the plan up to 6% of the employee’s compensation, subject to applicable IRS limitations, and are made in shares of our common stock.

(5)	For Mr. Tardugno, “All Other Compensation” for 2025 and 2024 consists of a 401(k)-plan matching contribution in our common stock of $10,522 and $10,099, respectively.

(6)	Dr. Faller joined the Company as Chief Medical Officer, effective as of February 9, 2025. For Dr. Faller, “All Other Compensation” for 2025 consists of a 401(k)-plan matching contribution in our common stock of $11,847.

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Narrative Disclosure to 2025 Summary Compensation Table

Potential Payments Upon Termination or Change in Control

Employment Arrangements

Employment Agreement with Stacy R. Lindborg, Ph.D.

The Company and Dr. Lindborg entered into an employment agreement effective as of May 13, 2024, in connection with her appointment as President and Chief Executive Officer. Pursuant to the Employment Agreement, the Company agreed to pay Dr. Lindborg an initial salary of $567,000 and a targeted annual performance bonus of 100% of her annual base salary (pro-rated for the year ended December 31, 2024). Dr. Lindborg also received (i) an option to purchase 112,500 shares of the Company’s common stock and (ii) an additional option to purchase 112,500 shares of the Company’s common stock following the Company’s 2024 annual meeting of stockholders. Both stock options will vest in equal fourths over four years, with the first 28,125 options vesting on the first anniversary of the date of grant and the remaining three-fourths vesting in equal parts on subsequent anniversaries of the grant date. Dr. Lindborg is eligible to receive a sign-on bonus from the Company of $200,000, subject to certain conditions. Dr. Lindborg’s initial term of employment pursuant to the Employment Agreement is one year, to be extended automatically by an additional year at the end of such term and each subsequent one-year term absent three months’ prior written notice by Dr. Lindborg or the Company. Following the effective date of her employment with the Company, Dr. Lindborg did not receive any additional compensation for her service on the Board. Dr. Lindborg’s employment agreement provides that, upon a termination of Dr. Lindborg’s employment by the Company without “cause” or by Dr. Lindborg for “good reason,” as each such term is defined in her employment agreement: (x) outside the Change in Control Protection Period (as defined in the employment agreement), (i) Dr. Lindborg will be entitled to receive an amount equal to 12 months of her then-current base salary, payable in equal monthly installments during the 12-month period following such termination and reimbursement of her COBRA premiums for up to 12 months, and (ii) all of her options and similar awards would generally remain exercisable for the remainder of the original term of the award, and (y) during the Change in Control Protection Period, (i) Dr. Lindborg will be entitled to receive an amount equal to 24 months of her then-current base salary, payable in equal monthly installments during the 12-month period following such termination and reimbursement of her COBRA premiums for up to 12 months, (ii) full acceleration of then-unvested portions of the options awarded to Dr. Lindborg in connection with her appointment as CEO and (iii) all of her options and similar awards would generally remain exercisable for the remainder of the original term of the award.

Employment Agreement with Michael H. Tardugno

Effective July 18, 2022, Mr. Tardugno transitioned from his roles as Chairman, President and Chief Executive Officer to the position of Executive Chairman of the Board. Mr. Tardugno and the Company entered into an employment agreement, effective as of July 18, 2022, that superseded the previous employment agreement with Mr. Tardugno. The agreement has a term ending on December 31, 2024, with annual extensions, unless terminated. Under the agreement, the Company agreed to pay Mr. Tardugno a base salary of $500,000 (prorated to $240,000) for 2022 and a base salary of $350,000 for each of the following years, and to reimburse him for all reasonable business expenses. Mr. Tardugno remains eligible for annual performance bonuses and equity awards and may participate in all compensation and benefit programs generally made available to other senior executives. In the event of termination by the Company other than for cause, Mr. Tardugno will receive an amount equal to one year’s salary as a severance payment.

Employment Offer Letter with Dr. Douglas Faller

In February of 2025, the Company entered into an employment agreement with Dr. Douglas Faller, effective as of February 18, 2025. Pursuant to the letter of employment offer, the Company agreed to pay Dr. Faller an initial salary of $480,000 and a targeted annual performance bonus of 40% of his annual base salary. As an inducement to Dr. Faller’s employment, on February 18, 2025, the Company issued Dr. Faller an option to purchase 6,667 shares of the Company’s common stock. If Dr. Faller’s employment is terminated without cause or by Dr. Faller for good reason, he will be entitled to receive a salary continuation for up to 12 months of his base salary and reimbursement of his COBRA premiums for up to 9 months. The salary continuation and COBRA premium reimbursement are based on Dr. Faller’s continued employment with the Company, effectively accruing 1/3 of each over the first, second and third anniversaries of his start date.

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CIC Agreement

We have entered into an amended and restated double-trigger change in control severance agreement (CIC Agreement) with Mr. Tardugno to provide severance benefits to him should his employment terminate in certain circumstances in connection with a change in control of the Company (a “CIC”).

Under the amended and restated CIC Agreement, in the event that, on or within two years after a CIC, we terminate the executive’s employment without cause or in the event that the executive terminates his employment for good reason, the executive would be entitled to receive a cash lump sum payment equal to two (2) times the sum of (1) the executive’s annual base salary and (2) the executive’s target annual bonus for the fiscal year in which the termination occurs. (For these purposes, the terms “cause,” “good reason” and “change in control” are each defined in the CIC Agreement.) In addition, we will pay or reimburse the executive for the cost of COBRA premiums and life insurance coverage for the executive and his eligible dependents, in each case for a period of up to two years following the termination. The executive would also be entitled to full acceleration of his then-outstanding equity awards granted to him by us. However, as to any equity award agreement that is subject to performance-based vesting requirements, the vesting of such an award will continue to be governed by its terms. In the case of options or similar awards, the award would generally remain exercisable for the remainder of the original term of the award (or, in the case of awards that vested after the date of the CIC, for the lesser of 12 months following the last day such award would have been exercisable under the applicable award agreement and the remainder of the original term). The benefits provided under the CIC Agreement are in addition to, and not in lieu of, any severance benefits the executive may be entitled to receive in connection with the termination of his employment under any other agreement with the Company. The executive’s right to benefits under the CIC Agreement is subject to his execution of a release of claims in favor of the Company upon the termination of his employment. The CIC Agreements do not provide for any tax gross-ups.

Material Terms of Equity Grants During 2025

Each of the equity awards granted to the Named Executive Officers in 2025 was granted under, and is subject to, the terms of the IMUNON, INC. 2018 Stock Incentive Plan (the “2018 Plan”). The 2018 Plan is administered by the Compensation Committee, which has authority to interpret the plan provisions and make all required determinations under the plan. This authority includes making required proportionate adjustments to outstanding awards upon the occurrence of certain corporate events such as reorganizations, mergers, and stock splits, and making provision to ensure that any tax withholding obligations incurred in respect of awards are satisfied. Awards granted under the plan are generally only transferable to a beneficiary of a Named Executive Officer upon his death. Under the terms of the 2018 Plan, if there is a change in control of the Company, each Named Executive Officer’s outstanding awards granted under the plan will generally terminate, unless the Compensation Committee provides for the substitution, assumption, exchange or other continuation or settlement (in cash, securities, or property) of the outstanding awards. The Compensation Committee has the discretion to provide for outstanding awards to become vested in connection with a change in control. The Compensation Committee does not take material nonpublic information into account when determining the timing and terms of equity awards. The Company does not time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.

Other than Dr Faller who received inducement options, each option granted to the Named Executive Officers in 2025 was granted with a per-share exercise price equal to the closing price of our common stock on the grant date. Each option is scheduled to vest in three installments, with one-half vesting on the date of grant and one-fourth vesting on the first and second anniversary of the date of the grant, subject in each case to the executive’s continued employment through the applicable vesting date and has a maximum term of ten years. However, vested options may terminate earlier in connection with a change in control transaction or a termination of the Named Executive Officer’s employment. Subject to any accelerated vesting that may apply in the circumstances, the unvested portion of the option will immediately terminate upon a termination of the Named Executive Officer’s employment.

The following table sets forth the stock options granted to our named executive officers in the 2025 fiscal year.

Named Executive Officer	2025 Stock Options Granted
Stacy Lindborg	10,000
Michael Tardugno	3,334
Douglas Faller	6,667

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2025 Outstanding Equity Awards at Year-End

The following table summarizes the number of shares of the Company’s common stock underlying outstanding equity incentive plan awards for each Named Executive Officer as of December 31, 2025. None of the Named Executive Officers held any other outstanding stock awards as of December 31, 2025.

			Option Awards
Name	Grant Date	Number of Shares or Units of Stock	No. of Securities Underlying Unexercised Options (#) Exercisable (1)	No. of Securities Underlying Unexercised Options (#) Unexercisable (1)	Option Exercise Price ($)	Option Expiration Date

Michael H. Tardugno	8/4/2025	-	556	1,111	$9.20	8/4/2035

Stacy R. Lindborg PhD	8/4/2025	-	1,667	3,333	$9.20	8/4/2035

Dr. Douglas Faller	-	-	-	-	$-	-

(1)	Each of these stock option grants vest in three equal installments, with one-third of the grant vesting each immediately, on the first anniversary, and on the second anniversary of the date of grant.

Option-Grant Practices and Timing

The following table sets forth information regarding stock option awards granted to our named executive officers during the period beginning four business days before and ending one business day after the filing of a periodic report on Form 10-Q or Form 10-K, or the filing or furnishing of a current report on Form 8-K that disclosed material non-public information.

Name	Grant Date	Number of Securities Underlying the Award (#)	Exercise Price of Award ($/Share)	Grant Date Fair Value of Award ($)	Closing Market Price of Common Stock on the Trading Day Prior to Disclosure ($/Share)	Closing Market Price of Common Stock on the Trading Day of Disclosure ($/Share)	Closing Market Price of Common Stock on the Trading Day Following Disclosure ($/Share)
Michael H. Tardugno	August 4, 2025	1,667	$9.20	$8.71	$8.00	$7.6174	$7.1478
Stacy R. Lindborg PhD	August 4, 2025	5,000	$9.20	8.71	$8.00	$7.6174	$7.1478

The Company filed its Quarterly Report on Form 10-Q for the quarter ended June 30, 2025 on August 5, 2025. The stock option awards were granted on August 4, 2025, which falls within the period beginning four business days before and ending one business day after such filing. The stock option awards became underwater immediately following the earnings release.

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The Company does not maintain a formal policy or practice of timing the grant of stock options or other equity awards in coordination with the disclosure of material nonpublic information. The Compensation Committee generally grants equity awards at regularly scheduled meetings or at such other times as it determines appropriate, including in connection with the hiring, promotion, or retention of employees.

The stock option awards granted on August 4, 2025 were approved by the Compensation Committee in connection with its regular compensation review process and were not made for the purpose of taking advantage of any material non-public information. The Company did not consider the timing of the filing of its Quarterly Report on Form 10-Q on August 5, 2025 in determining the timing of such award. The exercise price of the option was equal to the closing market price of the Company’s common stock on the date of grant, consistent with the terms of the Company’s equity compensation plans and past practice

2025 Option Exercises and Stock Vested

During 2025, none of the Named Executive Officers exercised any of their vested stock options.

Pay Versus Performance

The following table reports the compensation of our principal executive officer (PEO) and the average compensation of the other named executive officers (Other NEOs) as reported in the Summary Compensation Table for the past three fiscal years, as well as their “compensation actually paid” as calculated pursuant to recently adopted SEC rules and certain performance measures required by the rules, including total stockholder return (“TSR”).

	PEO Summary Compensation Table (SCT)					PEO Compensation Actually Paid					Other NEO Average SCT and Actually Paid		Value of
Year (1)(2)	PEO SCT Total for Dr. Lindborg	PEO SCT Total for Mr. Tardugno		PEO SCT Total for Dr. Le Goff		Actual PEO Compensation paid to Dr. Lindborg (3)	Actual PEO Compensation paid to PEO Mr. Tardugno (3)		Actual PEO Compensation paid to PEO Dr. Le Goff (3)		SCT Total for Other NEOs	Average Actual Compensation Paid Other NEOs (3)	Initial Fixed $100 Investment Based on TSR (4)	Net Loss (5)
2025(a)	$1,029,349	$	N/A	$	N/A	$751,376	$	N/A	$	N/A	$597,855	$526,176	$17.79	$(14,495,028)
2024(b)	1,189,339		734,810		148,869	1,129,602		$690,584		(6,685)	567,201	684,636	$63.33	$(18,620,242)
2023(c)	N/A		N/A		1,055,814	N/A	$	N/A		910,533	680,040	612,061	$45.33	$(19,514,977)

(1)	We are a smaller reporting company and, accordingly, we have not included any information in this table for 2022 or 2021.

(2)	The PEOs and Other NEOs for the applicable years were as follows:

a.	2025: Dr. Lindborg served as the PEO. Mr. Tardugno and Dr. Faller served as the Other NEO’s for 2025.
b.	2024: Dr. Le Goff served as the PEO until March 2024, Mr. Tardugno served as the PEO until May 2024, and Dr. Lindborg joined in May 2024 as the PEO. Although Mr. Tardugno was an executive officer but not the PEO for the latter part of 2024, since he served as the PEO for a portion of the year he is not included as an Other NEO for any portion of 2024. Dr. Anwer, Mr. Gaiero and Mr. Church served as the Other NEO’s for 2024.
c.	2023: Dr. Le Goff served as the PEO, and Dr. Anwer and Mr. Church as the Other NEO’s for 2023.

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(3)	The 2025 Summary Compensation Table totals reported for the PEOs and the average of the Other NEOs for each year were subject to the following adjustments per item 402(v)(2)(iii) of Regulations S-K to calculate “compensation actually paid”:

	2025		2024				2023
	PEO	Average for other NEOs	PEO (Mr. Tardugno)	PEO (Dr. Le Goff)	PEO (Dr. Lindborg)	Average for Other NEOs	PEO	Average for Other NEOs
Summary Compensation Table Total	$1,029,349	$597,855	$734,810	$148,869	$1,189,339	$567,201	$1,055,814	$680,040
ADJUSTMENTS
Deductions for amounts reported under the “Stock Awards” and “Option Awards” columns of the Summary Compensation Table(a)	(104,000)	(55,773)	(213,072)	-	(362,141)	90,950	(107,775)	(83,100)
Increase for the inclusion of Rule 402(v) Equity Value (a)	(173,973)	(15,906)	168,846	(155,554)	302,404	26,486	(37,506)	15,120
Compensation Actually Paid	$751,376	$526,176	$690,584	$(6,685)	$1,129,602	$684,636	$910,533	$612,061

a)	Compensation Actually Paid excludes the Stock Awards and Option Awards columns from the relevant fiscal year’s Summary Compensation Table total. The Rule 402(v) Equity Values instead reflect the aggregate of the following components, as applicable: (i) the fair value as of the end of the listed fiscal year of unvested equity awards granted in that year; (ii) the change in fair value during the listed fiscal year of equity awards granted in prior years that remained outstanding and unvested at the end of the listed fiscal year; and (iii) the change in fair value during the listed fiscal year through the vesting date of equity awards granted in prior years that vested during the listed fiscal year, less the fair value at the end of the prior year of awards granted prior to the listed fiscal year that failed to meet applicable vesting conditions during the listed fiscal year. Equity values are calculated in accordance with FASB ASC Topic 718, and the valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of the grant.

(4)	Measured as the value of a $100 investment in Imunon, Inc. common stock at market close on December 31, 2022, the last trading day in 2022, through and including the end of the indicated year.

(5)	Calculated in accordance with U.S. GAAP.

Financial Performance Measures

We do not currently use financial performance measures to link executive compensation actually paid to our NEOs to our performance. However, as discussed above under “Executive Compensation,” we do utilize non-financial measures such as clinical development progress and timelines, manufacturing measures and progress towards commercialization.

Analysis of the Information Presented in the Pay Versus Performance Table

As described in more detail above under “Compensation Discussion and Analysis” our executive compensation is designed to (1) attract, motivate and retain talented executives with total compensation that is competitive in our industry; (2) align the interests of our executives and our stockholders; and (3) award behavior which results in optimizing the commercial potential of our development program. We use various performance measures to align executive compensation with our performance which are not presented in the Pay Versus Performance table. In accordance with Item 402(v) of Regulation S-K, we are providing the following description of the relationships between the information presented in the Pay Versus Performance table.

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Table Compensation Actually Paid and Cumulative TSR

The amount of compensation actually paid to Dr. Lindborg in 2025, Dr. Lindborg, Mr. Tardugno and Dr. Le Goff in 2024, and Dr. Le Goff in 2023, is aligned with our TSR over the three years presented in the table, reflecting the impact of the hiring of Dr. Lindborg as President and Chief Executive Officer in 2024 and the termination of Dr. Le Goff in 2024 and cash payments made in connection therewith. Notwithstanding those payments, a substantial amount of Dr. Lindborg’s compensation was in the form of stock option awards that vest in four equal installments, with one-fourth of the grant vesting each on the first, second, third and fourth anniversary of the date of grant. A substantial amount of Mr. Tardugno’s compensation was in the form of stock option awards that vest one-half immediately and one-fourth on each of the first and second anniversaries of the date of grant. A substantial amount of Dr. Le Goff’s compensation was in the form of stock option awards that vested in three equal installments, with one-third of the grant vesting each on the first, second and third anniversary of the date of grant. As the trading price of our common stock fluctuates, so does the value of the stock options and, accordingly, the amount of compensation actually paid to the PEO.

The amount of compensation actually paid to the Other NEOs is aligned with our TSR over the three years presented in the table. A significant portion of the compensation actually paid to the Other NEOs is composed of stock option awards which vest either (i) in three installments, commencing one-third immediately and one-third on each of the first and second anniversary of the date of grant or (iii) one-half immediately and one-fourth on each of the first and second anniversary of the date of grant.

Compensation Actually Paid and Net Income

The amount of compensation actually paid to Dr. Lindborg in 2025, Dr. Lindborg, Mr. Tardugno and Dr. Le Goff in 2024, and Dr. Le Goff in 2023, and to the Other NEOs is not aligned with our net income over the three years presented in the table. As a clinical stage biotechnology company, we have incurred substantial operating losses, principally from expenses associated with the Company’s research and development programs, clinical trials conducted in connection with the Company’s drug candidates, and applications and submissions to the U.S. Food and Drug Administration. We have substantial future capital requirements to continue our research and development activities and advance our drug candidates through various development stages. Accordingly, net income is not a performance measure we use in determining executive compensation. As discussed above, under “Compensation Discussion and Analysis,” we use a number of corporate goals that may include research and development, regulatory, manufacturing, organization and financial goals which we believe are important to building stockholder value.

For the year ended December 31, 2025, our net loss was $14.5 million compared to a net loss of $18.6 million for the year ended December 31, 2024.

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Equity Compensation Plan Information as of December 31, 2025

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights (1)	Number of Securities remaining available for future issuance under equity compensation plans (excluding securities reflected in first column)

Equity compensation plans approved by securityholders	18,695	(2)	$15.68	246,309	(3)
Equity compensation plans not approved by securityholders	–		–	–
Total	18,695		$15.68	246,309

(1)	Represents the weighted average exercise price of outstanding stock options and does not take into account restricted stock awards, which do not have an exercise price.

(2)	Includes both vested and unvested options to purchase common stock and unvested stock grants under the 2018 Plan. These awards have a weighted average remaining term of 9.0 years.

(3)	Represents shares available for award grant purposes under the 2018 Plan. Subject to certain express limits of the plan, shares available under the plan generally may be used for any type of award authorized under that plan including options, stock appreciation rights, restricted stock and other forms of awards granted or denominated in shares of our common stock or units of our common stock.

Director Compensation

2025 Non-Employee Director Compensation Table

The following table sets forth the cash and non-cash compensation paid to the Company’s directors who were not employed by the Company or any of its subsidiaries (“Non-Employee Directors”) for the year ended December 31, 2025. Other than as set forth in the table, we did not pay any compensation, make any equity awards or non-equity awards to, or pay any other compensation to any of the Non-Employee Directors in 2025. The compensation paid to any director who was also one of our employees during fiscal year 2025 is presented in the “2025 Summary Compensation Table” and the information that follows that table. Such employee directors did not receive separate compensation for their service on the Board of Directors or any of its Committees.

Name	Fees Earned ($) (1)	Equity Awards ($) (1)	Option Awards ($) (2)	Total ($)
James E. Dentzer	$50,240	$30,526	$5,200	$85,966
Frederick J. Fritz	49,760	29,081	5,200	84,041
Donald P. Braun	37,520	18,769	5,200	61,488
Christine A. Pellizzari	41,360	20,682	5,200	67,242

(1)	During 2025, each Non-Employee Director agreed to accept a portion of their 2025 fees in the Company’s common stock. On August 4, 2025, Messers Dentzer and Fritz, Dr. Braun and Ms. Pellizzari were issued 3,318, 3,161, 2,040 and 2,248 shares of the Company’s common stock, respectfully, in reliance on the exemption from registration provided by Rule 701 under the Securities Act of 1933, as amended. These shares were each valued at $9.20, the fair value of the stock on the date of issuance.

(2)	The value reported for Equity and Option Awards is the aggregate grant date fair value of the awards granted to each Director in 2025, determined in accordance with FASB ASC Topic 718. The assumptions for making the valuation determinations are set forth in Note 8 to our financial statements. As of December 31, 2025, Messers Dentzer and Fritz, Dr. Braun and Ms. Pellizzari each had 250 option awards outstanding.

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The following table sets forth stock option grants awarded to the Company’s Non-Employee Directors for the year ended December 31, 2025. Employee directors do not receive separate equity awards for service on the Board of Directors or any of the Board committees.

	Non-Employee Director Stock Option and Grant Awards Table
Name	Number of Options Granted (#) (1)	Exercise Price ($)	Grant Date	Expiration Date	Grant Date Fair Value ($)

James E. Dentzer	250	$9.20	8/4/2025	8/4/2035	$2,178
	250	$12.98	3/14/2025	Terminated	$3,023

Frederick J. Fritz	250	$9.20	8/4/2025	8/4/2035	$2,178
	250	$12.98	3/14/2025	Terminated	$3,023

Donald P. Braun	250	$9.20	8/4/2025	8/4/2035	$2,178
	250	$12.98	3/14/2025	Terminated	$3,023

Christine A. Pellizzari	250	$9.20	8/4/2025	8/4/2035	$2,178
	250	$12.98	3/14/2025	Terminated	$3,023

(1)	Each of these stock option grants vests with one-half of the grant vesting on the date of grant and one fourth of the grant vesting on each of the first and second anniversary of the date of grant, subject to the applicable director’s continued service as a member of our Board through each applicable vesting date.

During the year ended December 31, 2025, each Non-Employee Director of the Company received annual cash compensation in the amount of $30,500 as a retainer and payable in quarterly installments, and an additional $2,200 for in-person attendance, or $1,200 if by virtual attendance, at regular meetings of the Board of Directors and $1,200 for each meeting of a committee of the Board of Directors that was not held in conjunction with a meeting of the Board of Directors. Each non-employee director is reimbursed for the out-of-pocket costs of attending meetings of the Board of Directors and of committees of the Board of Directors. In 2025, the Chairman of the Audit Committee received an additional annual cash fee of $13,500 and the Chairman of the Compensation Committee received an additional annual cash fee of $10,500. During 2025, each Director agreed to reduce their fees by 25% and accept shares of stock in 2025 in lieu of such fees.

During 2024 and acting on behalf of the Board of Directors, Mr. Fritz also earned fees totaling $43,200 for his role as a Board Liaison to our Board of Directors. Mr. Fritz’s responsibilities as Board Liaison included the following: (i) serve as an initial sounding board for our management regarding issues, matters, or communications to be brought or potentially to be brought before the Board of Directors; (ii) provide input and feedback to management regarding strategic matters, business matters, major scientific, clinical, collaboration, or corporate development matters, key personnel matters, or other items of significance regarding which management would like to obtain initial or further Board guidance, including, but not limited to, guidance regarding timing and content of communications regarding such matters or items with the full Board or any of its committees; (iii) remain accessible to management to provide guidance on business or strategy issues or other issues of significance on an as-needed basis; (iv) participate in meetings and relevant discussions as requested by management; (v) conduct general advisory or liaison services to the Board, including relaying to management requests from other members of the Board regarding desired additional information or clarification or suggestions or feedback regarding improvement in Board processes or communications; (vi) serve as a conduit for informal communications between management and the Board; and (vii) any other such services established by the Board from time to time. Of the total fees of $43,200 earned by Mr. Fritz during 2024, approximately half were not paid until early 2025. As the total amount was disclosed in the 2024 Non-Employee Director Compensation Table, it is excluded from the above schedule for 2025.

Stock Ownership Guidelines for Non-Employee and Executive Directors

Our Board of Directors believes that, as a matter of sound corporate governance, non-employee and executive directors should have a significant personal financial stake in our performance. Consequently, in February 2011, our Board of Directors adopted stock ownership guidelines for non-employee and executive directors. Our corporate governance guidelines require that each non-employee director acquire and hold shares of our common stock having an aggregate value equal to two times the director’s total compensation in the first year of service and that our executive director acquire and hold shares of our common stock having an aggregate value equal to the executive director’s total compensation in the first year of service. Each director is expected to satisfy the applicable ownership guideline within three years after his or her appointment to the Board.

Shares of our common stock that count toward satisfaction of these ownership guidelines include, unless beneficial ownership therein is disclaimed: (i) shares owned outright by the director or executive officer or their immediate family members residing in the same household, whether held individually or jointly; (ii) shares held in a trust, family limited partnership or similar entity solely for the benefit of the director or executive officer and/or their immediate family members; (iii) shares of restricted stock and restricted stock units awarded under our equity incentive plans, including vested and unvested awards; and (iv) shares acquired upon stock option exercise, but not shares underlying unexercised stock options.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Our Code of Ethics requires all of our directors, officers and employees to give their complete loyalty to the best interests of the Company and to avoid any action that may involve, or that even may appear to involve, a conflict of interest with the Company. The Code of Ethics also requires any of our directors, officers or employees who become aware of a conflict or potential conflict to bring it to the attention of supervisor, manager or other appropriate personnel or consult the compliance procedures provided in the Code of Ethics. The Board of Directors reviews and approves or ratifies all relationships and transactions between us and (i) any of our directors or executive officers, (ii) any nominee for election as a director, (iii) any securityholder who is known to us to own beneficially or of record more than five percent of our common stock or (iv) any member of the immediate family of any of the foregoing.

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PROPOSAL NO. 1:

ELECTION OF DIRECTORS

General

Our Amended and Restated Certificate of Incorporation provides that the number of directors that constitutes the Board of Directors is to be fixed by, or in the manner provided in, our Amended and Restated Bylaws, as amended (the “Bylaws”). The Amended and Restated Certificate of Incorporation also provides that the Board of Directors is to be divided into three classes, designated as Class I, Class II and Class III, and it is our practice to have such classes as even in size as possible. The Bylaws provide that the Board of Directors is to consist of between three and eight directors, with the exact number to be fixed by action of the Board of Directors. The current number of directors has been fixed by the Board of Directors at six. Currently, no Board seats remain vacant, and the Board of Directors consists of six directors, four of which are independent under applicable SEC and Nasdaq rules.

Our Board of Directors has nominated each of Mr. Frederick J. Fritz and Ms. Christine A. Pellizzari to stand for re-election to the Board of Directors as a Class I Director, with a term expiring at the Annual Meeting of Stockholders to be held in 2029 or with the election and qualification of a successor.

In the event that Mr. Frederick J. Fritz or Ms. Christine A. Pellizzari become unavailable for election as a result of an unexpected occurrence, the designated proxies will vote in their discretion for a substitute nominee, or our Board of Directors may reduce the number of directors serving on the Board.

Vote Required

The election of Class I Directors at the Annual Meeting will be by a plurality of the votes cast. This means that the director nominee receiving the greatest number of votes cast, via the live webcast or by proxy, by the holders of our common stock in the election of the Class I Director, will be elected. Stockholders may not cumulate their votes in electing directors. Stockholders entitled to vote at the Annual Meeting may either vote “FOR” the nominee for election as a director or may “WITHHOLD” authority for the nominee. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the nominee named above in Proposal No. 1. If a stockholder withholds authority to vote with respect to the nominee for director, the shares held by that stockholder will be counted for purposes of establishing a quorum but will have no effect on the election of the nominee. Broker non-votes will have no effect on the election of the nominee.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE DIRECTOR NOMINEES NAMED ABOVE.

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PROPOSAL NO. 2:

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Audit Committee has appointed WithumSmith+Brown, PC (“Withum”) as the independent registered public accounting firm of the Company to audit our financial statements for the fiscal year ending December 31, 2026, and our Board requests stockholder ratification of such selection. Withum, Brown + Smith PC (“Withum”) has served as our independent accountants since 2017 and has advised us that neither Withum nor any of its members has, or has had in the past three years, any financial interest in the Company or any relation to the Company other than as auditors and accountants.

Representatives of Withum are expected to be present at the 2026 Annual Meeting and will be given the opportunity to make a statement if they so desire and respond to appropriate questions.

Fees

The following table presents fees as invoiced for professional audit services rendered for the fiscal years ended December 31, 2025 and December 31, 2024, and fees for other services rendered during those periods:

	2025		2024
FEE CATEGORY	AMOUNT	% OF TOTAL	AMOUNT	% OF TOTAL
Audit Fees	$174,125	68%	$144,240	68%
Audit Related Fees	11,000	5	10,200	5
Tax Fees	-	-	12,272	6
All Other Fees	69,765	27	45,240	21
Total Fees	$254,890	100%	$211,952	$100%

Audit fees consist of fees for professional services rendered by Withum for the audits of our annual financial statements in our Annual Reports on Form 10-K and for reviews of the quarterly financial statements included in the Company’s Quarterly Reports on Form 10-Q. Audit-related fees pertain to the work performed during our equity offerings in 2025 and 2024. Tax fees consist of fees for preparation of the Company’s federal and state tax returns. All other fees consist of fees for attendance at the Company’s annual meetings, review of registration statements and similar matters.

Services by Employees of Withum

No part of Withum’s engagement to audit the Company’s financial statements for the years ended December 31, 2025 and 2024 was attributable to work performed by persons other than Withum’s full-time, permanent employees.

Audit Committee Policy on Approval of Audit and Non-Audit Services

It is the policy of the Audit Committee to pre-approve all audit and permissible non-audit services provided by our independent accountants, in accordance with rules prescribed by the SEC. These services may include audit services, audit-related services, tax services, and other services. Pre-approval is based on a written proposal, accompanied by a cost estimate, and estimated budget. The Audit Committee has delegated to its chairman the authority to pre-approve audit and non-audit services with an estimated cost of up to $25,000, provided the exercise of such authority is reported to the Audit Committee at its next regular meeting. The Audit Committee reserves the right, from time to time, to delegate pre-approval authority to other of its members, so long as such members are independent directors. All audit and permissible non-audit services during 2025 and 2024 were approved by the Audit Committee in accordance with its pre-approval policy and the approval requirements of the SEC.

Vote Required

The affirmative vote of the holders of a majority of the votes cast affirmatively or negatively for this proposal will be required to ratify the selection of Withum as the Company’s independent registered public accounting firm for the year ending December 31, 2026. Abstentions will have no effect on the results of the vote on Proposal No. 2. No broker non-votes are expected to exist in connection with this vote, as ratification of the independent registered public accounting firm is considered a routine matter under applicable rules, but any broker non-votes would have no effect on Proposal No. 2.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE PROPOSAL TO

RATIFY THE SELECTION OF WITHUM AS THE COMPANY’S INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM FOR THE COMPANY FOR THE YEAR ENDING DECEMBER 31, 2026.

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PROPOSAL NO. 3:

ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

The Company is providing its stockholders with the opportunity to cast a non-binding, advisory vote on the compensation of our Named Executive Officers as disclosed pursuant to the SEC’s executive compensation disclosure rules and set forth in this proxy statement (including in the compensation tables and narratives accompanying those tables).

Our executive compensation program is guided by the principle that the compensation of the Company’s executive officers should encourage the creation of stockholder value and achievement of strategic corporate objectives. In furtherance of this principle, the Company’s executive compensation program includes a number of features intended to reflect best practices in the market and help ensure that the program reinforces stockholder interests. These features include the following:

●	A significant amount of the executives’ compensation is at risk. For fiscal year 2025, Approximately 45% of Dr. Lindborg’s target total direct compensation was performance-based and/or linked to the value of the Company’s stock price.

●	Executives’ bonuses under our annual incentive program are principally based on the achievement of specific performance objectives established at the beginning of the fiscal year by the Compensation Committee.

●	Executives’ equity awards are granted in the form of stock options that help to align the executives’ interests with those of our stockholders as the options will not have value unless there is appreciation in the Company’s stock price after the option is granted.

In accordance with the requirements of Section 14A of the Exchange Act (which was added by the Dodd-Frank Wall Street Reform and Consumer Protection Act) and the related rules of the SEC, the Board of Directors will request your advisory vote on the following resolution at the Annual Meeting:

RESOLVED, that the compensation paid to the Company’s Named Executive Officers, as disclosed in this proxy statement pursuant to the SEC’s executive compensation disclosure rules (which disclosure includes the compensation tables and the narrative discussion that accompanies the compensation tables), is hereby approved.

This vote is an advisory vote only and is non-binding on the Company, the Board of Directors or the Compensation Committee, and will not be construed as overruling a decision by, or creating or implying any additional fiduciary duty for, the Board of Directors or the Compensation Committee. However, the Compensation Committee, which is responsible for designing and administering the Company’s executive compensation program, values the opinions expressed by stockholders in their vote on this proposal, and will consider the outcome of the vote when making future compensation decisions for Named Executive Officers.

Vote Required

The affirmative vote of a majority of the votes cast affirmatively or negatively for this proposal will be required to approve, on an advisory basis, the 2025 executive compensation for the Company’s Named Executive Officers. Abstentions and broker non-votes will have no effect on Proposal No. 3.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE

“FOR” THE ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

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PROPOSAL NO. 4:

AMENDMENT OF THE IMUNON, INC. 2018 STOCK INCENTIVE PLAN

BACKGROUND

At the 2026 Annual Meeting, stockholders will be asked to approve the following amendment to the 2018 Plan, which amendment was approved by our Board of Directors on February 27, 2026.

Increase in Aggregate Share Limit. The 2018 Plan currently limits the aggregate number of shares of common stock that may be delivered pursuant to all awards granted under the 2018 Plan to 265,004 shares. As of April 17, 2026, only 3,945 shares remain available for future grants. The proposed amendment would increase this limit by an additional 1,000,000 shares so that the new aggregate share limit for the 2018 Plan would be 1,265,004.

As of April 17, 2026, a total of 261,059 shares of common stock were subject to outstanding stock options and restricted stock awards granted under the 2018 Plan. The outstanding stock options have a weighted average strike price of $4.79 per share with a weighted average term of 9.6 years. A remainder of 3,945 shares of common stock were available for new award grants under the 2018 Plan. Our Board of Directors recommends an increase in the number of shares available under the 2018 Plan to provide us with the ability to provide eligible officers, directors, key employees, and other individuals with additional incentives to contribute to our future success. In the judgment of the Board of Directors, awards under the 2018 Plan are a valuable and critical incentive and will serve to the ultimate benefit of the stockholders by aligning more closely the interests of the 2018 Plan participants with those of our stockholders.

Our Board of Directors believes that the proposed 2018 Plan amendment is essential for our ongoing success and our ability to recruit, retain and reward key employees. The Board of Directors also believes that if the proposed amendment is not approved, our ability to align the interests of key employees with stockholders through equity-based compensation would be compromised, disrupting our compensation program, and impairing our ability to recruit and retain key employees. The Board of Directors recommends approval of the proposed 2018 Plan amendment for the following reasons:

●	To align the interests of our stockholders and recipients of awards under the 2018 Plan by increasing the proprietary interest of such recipients in our growth and success;

●	To advance our interests of the Company by attracting and retaining non-employee directors, officers, other employees, consultants, independent contractors, and agents; and

●	To motivate such persons to act in the long-term best interests of the Company and its stockholders.

We consider equity and equity-based compensation to be a key component of our compensation program and believe that it is essential to attract, motivate, and retain talented, experienced, and committed employees and to incentivize our employees to achieve our short- and long-term goals. On February 12, 2018, the Board of Directors, upon the recommendation of the Compensation Committee, adopted the IMUNON, INC. 2018 Stock Incentive Plan which later was approved by our stockholders at the 2018 Annual Meeting on May 15, 2018. The 2018 Plan replaced our 2007 Stock Incentive Plan (the “2007 Plan”). The 2018 Stock Incentive Plan constitutes the only plan we currently utilize to provide equity and equity-based incentive compensation to eligible employees, consultants, and directors.

Historical Company Equity Usage. We believe that our historic equity usage has been reasonable in light of competitive considerations and the potential dilutive impact of equity award grants on our stockholders. Our average three-year “run rate” was 3.6% as a percentage of weighted common shares outstanding which compares favorably to the non-Russell 3000 Index (Pharmaceuticals, Biotechnology & Life Science) mean run rate of 8.6% for that same three-year period (with the run rate in each case calculated the number of shares subject to stock options and other equity awards granted during that period). We do not currently anticipate that our future annual long-term incentive grants will significantly exceed this run rate. As noted above, the number of shares of common stock currently available for future grants under the 2018 Plan is only 3,945 shares, demonstrating our need for additional shares to provide us greater flexibility to structure future incentives and to better attract, retain and award key employees to execute our current business plans and strategies. For more information on our past grants under the 2018 Plan, see “Potential Dilution and Burn Rate” below.

The Need to Provide Competitive Compensation. Similar to other companies in our industry, we believe equity compensation is integral in providing a competitive total compensation package necessary to recruit, retain and reward key employees. Equity awards are commonly used by companies our size, and the ability to provide competitive grants is essential to competing in our labor markets. Therefore, we believe it is imperative to provide long-term incentive awards as a component of our compensation program. We will continue to seek an appropriate balance between meeting employee hiring, retention, and compensation goals and avoiding excessive stockholder dilution.

Cash Compensation Expense Increase. If our ability to provide equity compensation is impaired, our cash compensation costs could increase substantially to offset equity compensation typically provided in the marketplace. We believe it is important that we use our cash resources to operate and expand our business, rather than unnecessarily diverting cash to pay compensation.

If stockholders do not approve this 2018 Plan amendment, the current share limit under, and other terms and conditions of the 2018 Plan, will continue in effect.

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Potential Dilution and Burn Rate

The following paragraphs include additional information to help you assess the potential dilutive impact of the Company’s outstanding equity awards under the 2018 Plan.

The following table shows the total number of shares of our common stock that were subject to outstanding restricted stock granted under the 2018 Plan, that were subject to outstanding stock options granted under the 2018 Plan, and that were then available for new award grants under the 2018 Plan as of December 31, 2025 and as of April 17, 2026.

	As of December 31, 2025	As of April 17, 2026

Shares subject to outstanding stock options	18,695	261,059
Shares subject to outstanding restricted stock awards	-	-
Shares available for new award grants	246,309	3,945

As of December 31, 2025, a total of 18,695 shares of our common stock were subject to all outstanding awards granted under the 2018 Plan. All outstanding stock option awards were subject to outstanding stock options having a weighted average strike price of $15.68 per share with a remaining term of 9.0 years.

As of April 17, 2026, a total of 261,059 shares of our common stock were subject to all outstanding awards granted under the 2018 Plan. All outstanding stock option awards and restricted stock awards have a weighted average strike price of $4.79 per share with a remaining term of 9.6 years.

The Compensation Committee anticipates that the aggregate share limit of 1,265,004 shares requested for the 2018 Plan, assuming usual levels of shares becoming available for new awards as a result of forfeitures of outstanding awards, will provide us with flexibility to continue to grant equity awards under the 2018 Plan for the next year to eighteen months. However, this is only an estimate, in our judgment, based on current circumstances. The total number of shares that are subject to the Company’s award grants in any one year or from year-to-year may change based on any number of variables, including, without limitation, the value of our common stock (since higher stock prices generally require fewer shares to be issued to produce awards of the same grant date fair value), changes in competitors’ compensation practices, changes in compensation practices in the market generally, changes in the number of employees, changes in the number of directors and officers, whether and the extent to which vesting conditions applicable to equity-based awards are satisfied, acquisition activity and the need to grant awards to new employees in connection with acquisitions, the need to attract, retain and incentivize key talent, the type of awards we grant and how we choose to balance total compensation between cash and equity-based awards.

SUMMARY DESCRIPTION OF THE 2018 PLAN

The following summary provides a description of the significant provisions of the 2018 Plan as amended to date and proposed to be amended by this Proposal No. 5. However, the summary is qualified in its entirety by reference to the full text of the 2018 Plan as proposed to be amended, which has been filed as an exhibit to the copy of this Proxy Statement that was filed electronically with the SEC and can be reviewed on the SEC’s website at http://www.sec.gov.

Plan Highlights

Some of the key features of the 2018 Plan include:

●	The 2018 Plan is administered by our Compensation Committee comprised entirely of independent directors;

●	Options and SARs granted under the 2018 Plan may not be repriced without shareholder approval other than in connection with a Change in Control or adjustments described in the 2018 Plan;

●	Under the 2018 Plan as proposed to be amended by Proposal No. 4 the maximum number of shares our common stock available for awards, other than awards granted as substitute awards in connection with a corporate transaction, are 1,265,004;

●	The 2018 Plan prohibits liberal share recycling – meaning that shares tendered to pay the exercise price, or the withholding taxes related to an award may not be recycled back into the 2018 Plan;

●	The exercise price of options and the base price for SARs granted under the 2018 Plan may not be less than the fair market value of a share of our common stock on the date of grant, subject to certain exceptions for substitute awards granted in connection with a corporate transaction;

●	The 2018 Plan prohibits the grant of dividend equivalents with respect to options and SARs and subjects all dividends and dividend equivalents paid with respect to restricted stock awards, restricted stock unit awards or performance awards to the same vesting conditions as the underlying awards;

●	The 2018 Plan does not contain a liberal change in control definition; and

●	The 2018 Plan provides that awards and any cash payment or shares our common stock delivered pursuant to an award are subject to forfeiture, recovery by us or other action pursuant to the applicable award agreement or any claw back or recoupment policy that we may adopt from time to time.

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Administration

The 2018 Plan is administered by a committee designated by our Board of Directors (unless the Board elects to administer the plan), consisting of two or more members of the Board, each of whom may be (i) a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act and (ii) “independent” within the meaning of the rules of the Nasdaq Capital Market or, if Company common stock is not listed on the Nasdaq Capital Market, within the meaning of the rules of the principal stock exchange on which Company common stock is then traded. Our Compensation Committee currently administers the 2018 Plan.

Subject to the express provisions of the 2018 Plan, the Compensation Committee has the authority to select eligible persons to receive awards and determine all of the terms and conditions of each award. All awards will be evidenced by an agreement containing such provisions not inconsistent with the 2018 Plan as the Compensation Committee will approve. The Compensation Committee also has authority to establish rules and regulations for administering the 2018 Plan and to decide questions of interpretation or application of any provision of the 2018 Plan. The Compensation Committee may, in its sole discretion and for any reason at any time, take action such that (i) any or all outstanding options and SARs will become exercisable in part or in full, (ii) all or a portion of a restriction period on any award will lapse, (iii) all or a portion of any performance period applicable to any award will lapse and (iv) any performance measures applicable to any outstanding award will be deemed satisfied at target, maximum or any other level.

The Compensation Committee may delegate some or all of its power and authority under the 2018 Plan to the Board of Directors (or any members thereof) or, subject to applicable law, a subcommittee of the Board of Directors, a member of the Board of Directors, the Chief Executive Officer or other executive officer of the Company as the Compensation Committee deems appropriate, except that it may not delegate its power and authority to a member of the Board, the Chief Executive Officer or any executive officer with regard to awards to persons who are subject to Section 16 of the Exchange Act. The Compensation Committee has not made such a delegation of authority.

Available Shares

Subject to the adjustment provisions set forth in the 2018 Plan, the number of shares of common stock available for awards under the 2018 Plan, other than substitute awards granted in connection with a corporate transaction, will be 1,265,004. All of the available shares of common stock under the 2018 Plan may be issued in connection with incentive stock options.

The number of available shares will be reduced by the sum of the aggregate number of shares of common stock which become subject to outstanding options, free-standing SARs, stock awards and performance awards. To the extent that shares of common stock subject to an outstanding option, free-standing SARs, stock award or performance award granted under the 2018 Plan or the 2007 Plan, other than substitute awards granted in connection with a corporate transaction, are not issued or delivered by reason of (i) the expiration, termination, cancellation or forfeiture of such award (excluding shares of common stock subject to an option cancelled upon settlement of a related tandem SAR or subject to a tandem SAR cancelled upon exercise of a related option), or (ii) the settlement of such award in cash, then such shares of common stock will again be available under the 2018 Plan. Shares of common stock subject to an award under the 2018 Plan or the 2007 Plan will not again be available for issuance under the 2018 Plan if such shares are (a) shares that were subject to an option or stock-settled SAR and were not issued or delivered upon the net settlement or net exercise of such option or SAR, (b) shares delivered to or withheld by the Company to pay the purchase price or the withholding taxes relating to an outstanding award or (c) shares repurchased by the Company on the open market with the proceeds of an option exercise.

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Change in Control

Subject to the terms of the applicable award agreement, in the event of a change in control, the Board, as constituted prior to the Change in Control (as defined in the 2018 Plan), may, in its discretion take one of the following actions: (i) require that (a) some or all outstanding options and SARs will become exercisable in full or in part, either immediately or upon a subsequent termination of employment, (b) the restriction period applicable to some or all outstanding stock awards will lapse in full or in part, either immediately or upon a subsequent termination of employment, (C) the performance period applicable to some or all outstanding awards will lapse in full or in part, and (D) the performance measures applicable to some or all outstanding awards will be deemed satisfied at the target, maximum or any other level; (ii) require that shares of stock of the company resulting from or succeeding to the business of the Company pursuant to such change in control, or the parent thereof, be substituted for some or all of the shares of Company common stock subject to outstanding awards as determined by the Board; and/or (iii) require outstanding awards to be surrendered to the Company in exchange for a payment of cash, shares of common stock in the company resulting from the change in control, or the parent thereof, or a combination of cash and shares.

Effective Date, Termination and Amendment

The 2018 Plan became effective on May 15, 2018 and will terminate as of the first annual meeting to occur on or after the tenth anniversary of the effective date, unless earlier terminated by the Board. If approved by the affirmative vote of a majority of the shares of common stock present via the live webcast or represented by proxy at the Annual Meeting, the amendment to the 2018 Plan to increase the aggregate number of shares reserved for issuance under the 2018 Plan will become effective as of June 16, 2026. The Board may amend the 2018 Plan at any time, subject to stockholder approval if (i) required by applicable law, rule or regulation, including any rule of the Nasdaq Capital Market or any other stock exchange on which the common stock is then traded, or (ii) such amendment modifies the option and SAR repricing provisions in the 2018 Plan. No amendment may materially impair the rights of a holder of an outstanding award without the consent of such holder.

Eligibility

Participants in the 2018 Plan will consist of such officers, other employees, non-employee directors, consultants, independent contractors and agents and persons expected to become officers, other employees, non-employee directors, consultants, independent contractors and agents of the Company and its affiliates and subsidiaries, as selected by the Compensation Committee. As of April 17, 2026, approximately 27 individuals would have been eligible to participate in the 2018 Plan which includes approximately 4 officers, 16 employees, 4 non-employee directors and 3 non-employee consultants would be eligible to participate in the 2018 Plan, as amended.

Stock Options and SARs

The 2018 Plan, as amended provides for the grant of non-qualified stock options, incentive stock options and SARs. The Compensation Committee will determine the conditions to the exercisability of each option and SAR.

Each option will be exercisable for no more than ten years after its date of grant, unless the option is an incentive stock option and the optionee owns greater than ten percent (10%) of the voting power of all shares of capital stock of the Company (a “ten percent holder”), in which case the option will be exercisable for no more than five years after its date of grant. Except in the case of substitute awards granted in connection with a corporate transaction, the exercise price of an option will not be less than 100% of the fair market value of a share of common stock on the date of grant, unless the option is an incentive stock option and the optionee is a ten percent holder, in which case the option exercise price will be the price required by the Code, currently 110% of fair market value.

Each SAR will be exercisable for no more than ten years after its date of grant provided that no SAR granted in tandem with an option (a “tandem SAR”) will be exercisable later than the expiration, termination, cancellation, forfeiture, or other termination of the related option. The base price of an SAR will not be less than 100% of the fair market value of a share of common stock on the date of grant (or, if earlier, the date of grant of the option for which the SAR is exchanged or substituted), provided that the base price of a tandem SAR will be the exercise price of the related option. An SAR entitles the holder to receive upon exercise (subject to withholding taxes) shares of common stock (which may be restricted stock), cash or a combination thereof with a value equal to the difference between the fair market value of the common stock on the exercise date and the base price of the SAR.

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All of the terms relating to the exercise, cancellation or other disposition of options and SARs following the termination of employment of a participant, whether by reason of disability, retirement, death, or any other reason, will be determined by the Compensation Committee.

The Compensation Committee may not, without the approval of the stockholders of the Company, (i) reduce the purchase price or base price of any previously granted option or SAR, (ii) cancel any previously granted option or SAR in exchange for another option or SAR with a lower purchase price or base price or (iii) cancel any previously granted option or SAR in exchange for cash or another award if the purchase price of such option or the base price of such SAR exceeds the fair market value of a share of common stock on the date of such cancellation, in each case, other than in connection with a change in control or the adjustment provisions set forth in the 2018 Plan.

Stock Awards

The 2018 Plan provides for the grant of stock awards. The Compensation Committee may grant a stock award as a restricted stock award, a restricted stock unit award or as another stock award. Except as otherwise determined by the Compensation Committee, stock awards will be non-transferable and subject to forfeiture if the holder does not remain continuously in the employment of the Company during the restriction period or if specified performance measures (if any) are not attained during the performance period.

Unless otherwise set forth in a restricted stock award agreement, the holder of shares of restricted stock will have rights as a stockholder of the Company, including the right to vote and receive dividends with respect to the shares of restricted stock. Distributions and dividends with respect to shares of common stock, including regular cash dividends, will be deposited with the Company and will be subject to the same restrictions as the restricted stock.

The agreement awarding restricted stock units will specify (i) whether such award may be settled in shares of common stock, cash, or a combination thereof, and (ii) whether the holder will be entitled to receive dividend equivalents, with respect to such award. Any dividend equivalents with respect to restricted stock units will be subject to the same restrictions as such restricted stock units. Prior to settlement of a restricted stock unit, the holder of a restricted stock unit will have no rights as a shareholder of the Company.

The Committee may grant other awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, shares of common stock, including shares of common stock granted as a bonus and not subject to any vesting conditions, dividend equivalents, deferred stock units, stock purchase rights and shares of common stock issued in lieu of obligations of the Company to pay cash under any compensatory plan or arrangement, subject to such terms as shall be determined by the Committee.

All of the terms relating to the satisfaction of performance measures and the termination of a restriction period, or the forfeiture and cancellation of a stock award upon a termination of employment, whether by reason of disability, retirement, death, or any other reason or during a paid or unpaid leave of absence, will be determined by the Compensation Committee.

Performance Awards

The 2018 Plan also provides for the grant of performance awards. The agreement relating to a performance award will specify whether such award may be settled in shares of common stock (including shares of restricted stock), cash or a combination thereof. The agreement relating to a performance award will provide, in the manner determined by the Compensation Committee, for the vesting of such performance award if the specified performance measures established by the Compensation Committee are satisfied or met during the specified performance period and such performance goals will be determined by the Compensation Committee at the time of grant. Any dividend or dividend equivalents with respect to a performance award will be subject to the same restrictions as such performance award.

Prior to the settlement of a performance award in shares of common stock, the holder of such award will have no rights as a stockholder of the Company with respect to such shares. All of the terms relating to the satisfaction of performance measures and the termination of a performance period, or the forfeiture and cancellation of a performance award upon a termination of employment with or service to, whether by reason of disability, retirement, death or any other reason or during a paid or unpaid leave of absence, will be determined by the Compensation Committee.

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U.S. Federal Income Tax Consequences

The following is a brief summary of certain United States federal income tax consequences generally arising with respect to awards under the 2018 Plan. This discussion does not address all aspects of the United States federal income tax consequences of participating in the 2018 Plan that may be relevant to participants in light of their personal investment or tax circumstances and does not discuss any state, local or non-United States tax consequences of participating in the 2018 Plan. Each participant is advised to consult his or her personal tax advisor concerning the application of the United States federal income tax laws to such participant’s particular situation, as well as the applicability and effect of any state, local or non-United States tax laws before taking any actions with respect to any awards.

Stock Options

A participant will not recognize taxable income at the time an option is granted, and the Company will not be entitled to a tax deduction at that time. A participant will recognize compensation taxable as ordinary income (and if the participant is an employee, will be subject to income tax withholding) upon exercise of a non-qualified stock option equal to the excess of the fair market value of the shares purchased on such date over their exercise price, and the Company will be entitled to a corresponding deduction, except to the extent the deduction limits of Section 162(m) of the Code apply. A participant will not recognize income (except for purposes of the alternative minimum tax) upon exercise of an incentive stock option. If the shares acquired by exercise of an incentive stock option are held for at least two years from the date the option was granted and one year from the date it was exercised, any gain or loss arising from a subsequent disposition of those shares will be taxed as long-term capital gain or loss, and the Company will not be entitled to any deduction. If, however, those shares are disposed of within the above-described period, then in the year of that disposition the participant will recognize compensation taxable as ordinary income equal to the excess of the lesser of (i) the amount realized upon that disposition and (ii) the fair market value of those shares on the date of exercise over the exercise price, and the Company will be entitled to a corresponding deduction, except to the extent the deduction limits of Section 162(m) of the Code apply.

SARs

A participant will not recognize taxable income at the time SARs are granted, and the Company will not be entitled to a tax deduction at that time. Upon exercise, the participant will recognize compensation taxable as ordinary income (and if the participant is an employee, will be subject to income tax withholding) in an amount equal to the fair market value of any shares delivered and the amount of cash paid by the Company. This amount is deductible by the Company as compensation expense, except to the extent the deduction limits of Section 162(m) of the Code apply.

Stock Awards

A participant will not recognize taxable income at the time stock subject to a substantial risk of forfeiture (“restricted stock”) is granted, and the Company will not be entitled to a tax deduction at that time, unless the participant makes an election to be taxed at that time. If such election is made, the participant will recognize compensation taxable as ordinary income (and if the participant is an employee, will be subject to income tax withholding) at the time of the grant in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for those shares. If such election is not made, the participant will recognize compensation taxable as ordinary income (and if the participant is an employee, will be subject to income tax withholding) at the time the restrictions constituting a substantial risk of forfeiture lapse in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for those shares. The amount of ordinary income recognized by making the above-described election or upon the lapse of restrictions constituting a substantial risk of forfeiture is deductible by the Company as compensation expense, except to the extent the deduction limits of Section 162(m) of the Code apply.

A participant will not recognize taxable income at the time a restricted stock unit is granted, and the Company will not be entitled to a tax deduction at that time. Upon settlement of restricted stock units, the participant will recognize compensation taxable as ordinary income (and if the participant is an employee, will be subject to income tax withholding) in an amount equal to the fair market value of any shares delivered and the amount of any cash paid by the Company. The amount of ordinary income recognized is deductible by the Company as compensation expense, except to the extent the deduction limits of Section 162(m) of the Code apply.

The tax treatment, including the timing of taxation, of any other type of stock award will depend on the terms of such award at the time of grant.

40

Performance Awards

A participant will not recognize taxable income at the time performance awards are granted, and the Company will not be entitled to a tax deduction at that time. Upon settlement of performance awards, the participant will recognize compensation taxable as ordinary income (and if the participant is an employee, will be subject to income tax withholding) in an amount equal to the fair market value of any shares delivered and the amount of cash paid by the Company. This amount is deductible by the Company as compensation expense, except to the extent the deduction limits of Section 162(m) of the Code apply.

New Plan Benefits

The Committee has the discretion to grant awards under the 2018 Plan and, therefore, it is not possible as of the date of this proxy statement to determine future awards that will be received by the Company’s named executive officers or others under the 2018 Plan. Accordingly, in lieu of providing information regarding benefits that will be received under the 2018 Plan, the following table provides information concerning the benefits that were received by the following persons and groups during 2025 and in 2026 as of April 17, 2026 under the 2018 Plan: each named executive officer; all current executive officers, as a group; all current directors who are not executive officers, as a group; and all current employees who are not executive officers, as a group.

	Number Shares Subject to Stock Options and Restricted Stock Awards (#)
Name and Position	FY 2025	FY 2026 thus far

Michael H. Tardugno
Executive Chairman and former President and Chief Executive Officer	1,667	43,821

Stacy Lindborg
President and Chief Executive Officer	5,000	56,187

Douglas Faller
Chief Medical Officer	-	12,667

All current executive officers, as a group	8,751	141,470

All current directors who are not executive officers, as a group	1,000	21,985

All current employees who are not executive officers, as a group	8,944	78,909

The Board of Directors believes that the adoption of the increase in the number of shares available for issuance under the 2018 Plan will promote the interests of the Company and its stockholders and will help us continue to be able to attract, retain and reward persons important to our success. All members of the Board and all of our executive officers are eligible for awards under the 2018 Plan and thus have a personal interest in the approval of the proposal to increase the number of shares available for issuance under the 2018 Plan.

Vote Required

The affirmative vote of a majority of the votes cast affirmatively or negatively for this proposal will be required to approve the amendment to the 2018 Plan.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE PROPOSAL TO
APPROVE THE AMENDMENT OF THE IMUNON, INC. 2018 STOCK INCENTIVE PLAN AS
DESCRIBED ABOVE.

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STOCKHOLDER NOMINATIONS AND PROPOSALS FOR
THE 2027 ANNUAL MEETING OF STOCKHOLDERS

If a stockholder wants us to include a proposal in our proxy statement for presentation at our 2027 Annual Meeting of Stockholders in accordance with Rule 14a-8 promulgated by the SEC under the Exchange Act, the proposal must be received by us no later than January 4, 2027. Such proposals should be directed to IMUNON, INC., 997 Lenox Drive, Lawrenceville, NJ 08648, Attention: Corporate Secretary.

A stockholder may also nominate directors or have other business brought before the 2027 Annual Meeting of Stockholders by submitting the nomination or proposal to the Company, not later than the close of business on the 90th calendar day, nor earlier than the close of business on the 120th calendar day, in advance of the anniversary of the preceding year’s annual meeting; provided, however, in the event that the date of the 2027 Annual Meeting of Stockholders is more than thirty calendar days before or more than 30 calendar days after such anniversary date, notice by the stockholder to be timely must be so received no earlier than the close of business on the 120th calendar day in advance of such date of annual meeting and not later than the close of business on the later of the 90th calendar day in advance of such date of annual meeting or, if later, the 10th calendar day following the date on which public announcement of the date of the meeting is first made. The nomination or proposal must be delivered to the Company’s executive offices at 997 Lenox Drive, Suite 100, Lawrenceville, NJ 08648, Attention: Corporate Secretary no earlier than February 16, 2027, and no later than March 18, 2027.

In addition, a stockholder who intends to utilize Rule 14a-19 under the Exchange act in connection with a nomination must give the requisite notice to the Company as indicated in the previous above sentence not later than the 60th calendar day in advance of the anniversary of the 2026 Annual Meeting, or April 17, 2027. Any stockholder considering submitting a nominee or proposal for action at our 2027 Annual Meeting of Stockholders is directed to the Company’s Bylaws, which contain additional requirements as to submission of nominations for directors or proposals for stockholder action. Copies of the Bylaws may be obtained upon request to the Company’s Corporate Secretary. Stockholder proposals or nominations must include the specified information concerning the stockholder and the proposal or nominee as described in our Bylaws.

OTHER MATTERS

The Board of Directors knows of no other business which will be presented to the Annual Meeting. If any other business is properly brought before the annual meeting, proxies will be voted in accordance with the judgment of the persons named therein.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

Our website is located at www.imunon.com. You can view additional information on our website, such as:

●	Charters of our Board Committees;

●	Code of Conduct; and

●	Other governance materials and reports that we file with the SEC.

Copies of those documents may also be obtained free of charge by written or telephonic request directed to the Corporate Secretary, IMUNON, INC., 997 Lenox Drive, Suite 100, Lawrenceville, New Jersey 08648.

May 4, 2026	By Order of the Board of Directors

/s/ Susan Eylward
Susan Eylward
General Counsel and Corporate Secretary

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Exhibit A

IMUNON, INC.

THE 2018 STOCK INCENTIVE PLAN AS AMENDED AS OF JUNE 16, 2026

I. INTRODUCTION

1.1 Purposes. The purposes of the IMUNON, INC. 2018 Stock Incentive Plan (this “Plan”) are (i) to align the interests of the Company’s stockholders and the recipients of awards under this Plan by increasing the proprietary interest of such recipients in the Company’s growth and success, (ii) to advance the interests of the Company by attracting and retaining Non-Employee Directors, officers, other employees, consultants, independent contractors and agents and (iii) to motivate such persons to act in the long-term best interests of the Company and its stockholders.

1.2 Certain Definitions.

“Affiliate” shall mean any entity other than a Subsidiary, if the Company and/or one or more Subsidiaries own directly or indirectly not less than fifty percent (50%) of such entity.

“Agreement” shall mean the written or electronic agreement evidencing an award hereunder between the Company and the recipient of such award.

“Board” shall mean the Board of Directors of the Company.

“Change in Control” shall have the meaning set forth in Section 5.8(b).

“Code” shall mean the Internal Revenue Code of 1986, as amended.

“Committee” shall mean the Compensation Committee of the Board, or a subcommittee thereof, or such other committee designated by the Board, in each case, consisting of two or more members of the Board, each of whom is intended to be (i) a “Non-Employee Director” within the meaning of Rule 16b-3 under the Exchange Act and (ii) “independent” within the meaning of the rules of the Nasdaq Capital Market or, if the Common Stock is not listed on the Nasdaq Capital Market, within the meaning of the rules of the principal stock exchange on which the Common Stock is then traded.

“Common Stock” shall mean the common stock, par value $0.01 per share, of the Company, and all rights appurtenant thereto.

“Company” shall mean IMUNON, Inc., a corporation organized under the laws of the State of Delaware, or any successor thereto.

“Effective Date” shall have the meaning set forth in Section 5.1.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

“Fair Market Value” shall mean the closing transaction price of a share of Common Stock as reported on the Nasdaq Capital Market on the date as of which such value is being determined or, if the Common Stock is not listed on the Nasdaq Capital Market, the closing transaction price of a share of Common Stock on the principal national stock exchange on which the Common Stock is traded on the date as of which such value is being determined or, if there shall be no reported transactions for such date, on the next preceding date for which transactions were reported; provided, however, that if the Common Stock is not listed on a national stock exchange or if Fair Market Value for any date cannot be so determined, Fair Market Value shall be determined by the Committee by whatever means or method as the Committee, in the good faith exercise of its discretion, shall at such time deem appropriate and in compliance with Section 409A of the Code.

“Free-Standing SAR” shall mean an SAR which is not granted in tandem with, or by reference to, an option, which entitles the holder thereof to receive, upon exercise, shares of Common Stock (which may be Restricted Stock) or, to the extent set forth in the applicable Agreement, cash or a combination thereof, with an aggregate value equal to the excess of the Fair Market Value of one share of Common Stock on the date of exercise over the base price of such SAR, multiplied by the number of such SARs which are exercised.

“Incentive Stock Option” shall mean an option to purchase shares of Common Stock that meets the requirements of Section 422 of the Code, or any successor provision, which is intended by the Committee to constitute an Incentive Stock Option.

“Incumbent Board” shall have the meaning set forth in Section 5.8(b).

“Non-Employee Director” shall mean any director of the Company who is not an officer or employee of the Company or any Affiliate or Subsidiary.

“Nonqualified Stock Option” shall mean an option to purchase shares of Common Stock which is not an Incentive Stock Option.

“Other Stock Award” shall mean an award granted pursuant to Section 3.4 of the Plan.

“Performance Award” shall mean a right to receive an amount of cash, Common Stock, or a combination of both, contingent upon the attainment of specified Performance Measures within a specified Performance Period.

“Performance Measures” shall mean the criteria and objectives, established by the Committee, which shall be satisfied or met (i) as a condition to the grant or exercisability of all or a portion of an option or SAR or (ii) during the applicable Restriction Period or Performance Period as a condition to the vesting of the holder’s interest, in the case of a Restricted Stock Award, of the shares of Common Stock subject to such award, or, in the case of a Restricted Stock Unit Award, Other Stock Award or Performance Award, to the holder’s receipt of the shares of Common Stock subject to such award or of payment with respect to such award.

“Performance Period” shall mean any period designated by the Committee during which (i) the Performance Measures applicable to an award shall be measured and (ii) the conditions to vesting applicable to an award shall remain in effect.

“Prior Plan” shall mean the Celsion Corporation 2007 Stock Incentive Plan and each other equity plan maintained by the Company under which awards are outstanding as of the effective date of this Plan.

“Restricted Stock” shall mean shares of Common Stock which are subject to a Restriction Period and which may, in addition thereto, be subject to the attainment of specified Performance Measures within a specified Performance Period.

“Restricted Stock Award” shall mean an award of Restricted Stock under this Plan.

“Restricted Stock Unit” shall mean a right to receive one share of Common Stock or, in lieu thereof and to the extent set forth in the applicable Agreement, the Fair Market Value of such share of Common Stock in cash, which shall be contingent upon the expiration of a specified Restriction Period and which may, in addition thereto, be contingent upon the attainment of specified Performance Measures within a specified Performance Period.

“Restricted Stock Unit Award” shall mean an award of Restricted Stock Units under this Plan.

“Restriction Period” shall mean any period designated by the Committee during which (i) the Common Stock subject to a Restricted Stock Award may not be sold, transferred, assigned, pledged, hypothecated or otherwise encumbered or disposed of, except as provided in this Plan or the Agreement relating to such award, or (ii) the conditions to vesting applicable to a Restricted Stock Unit Award or Other Stock Award shall remain in effect.

“SAR” shall mean a stock appreciation right which may be a Free-Standing SAR or a Tandem SAR.

“Stock Award” shall mean a Restricted Stock Award, Restricted Stock Unit Award or Other Stock Award.

“Subsidiary” and “Subsidiaries” shall mean only a company or companies, whether now or hereafter existing, within the meaning of the definition of “subsidiary company” provided in Section 424(f) of the Code, or any successor thereto of similar import.

“Substitute Award” shall mean an award granted under this Plan upon the assumption of, or in substitution for, outstanding equity awards previously granted by a company or other entity in connection with a corporate transaction, including a merger, combination, consolidation or acquisition of property or stock; provided, however, that in no event shall the term “Substitute Award” be construed to refer to an award made in connection with the cancellation and repricing of an option or SAR.

“Tandem SAR” shall mean an SAR which is granted in tandem with, or by reference to, an option (including a Nonqualified Stock Option granted prior to the date of grant of the SAR), which entitles the holder thereof to receive, upon exercise of such SAR and surrender for cancellation of all or a portion of such option, shares of Common Stock (which may be Restricted Stock) or, to the extent set forth in the applicable Agreement, cash or a combination thereof, with an aggregate value equal to the excess of the Fair Market Value of one share of Common Stock on the date of exercise over the base price of such SAR, multiplied by the number of shares of Common Stock subject to such option, or portion thereof, which is surrendered.

“Tax Date” shall have the meaning set forth in Section 5.5.

“Ten Percent Holder” shall have the meaning set forth in Section 2.1(a).

1.3 Administration. This Plan shall be administered by the Committee except to the extent the Board elects to administer the Plan, in which case references herein to the “Committee” shall be deemed to include references to the “Board.” Any one or a combination of the following awards may be made under this Plan to eligible persons: (i) options to purchase shares of Common Stock in the form of Incentive Stock Options or Nonqualified Stock Options; (ii) SARs in the form of Tandem SARs or Free-Standing SARs; (iii) Stock Awards in the form of Restricted Stock, Restricted Stock Units or Other Stock Awards; and (iv) Performance Awards. The Committee shall, subject to the terms of this Plan, select eligible persons for participation in this Plan and determine the form, amount and timing of each award to such persons and, if applicable, the number of shares of Common Stock subject to an award, the number of SARs, the number of Restricted Stock Units, the dollar value subject to a Performance Award, the purchase price or base price associated with the award, the time and conditions of exercise or settlement of the award and all other terms and conditions of the award, including, without limitation, the form of the Agreement evidencing the award. The Committee may, in its sole discretion and for any reason at any time, take action such that (i) any or all outstanding options and SARs shall become exercisable in part or in full, (ii) all or a portion of the Restriction Period applicable to any outstanding awards shall lapse, (iii) all or a portion of the Performance Period applicable to any outstanding awards shall lapse and (iv) the Performance Measures (if any) applicable to any outstanding awards shall be deemed to be satisfied at the target, maximum or any other level. The Committee shall, subject to the terms of this Plan, interpret this Plan and the application thereof, establish rules and regulations it deems necessary or desirable for the administration of this Plan and may impose, incidental to the grant of an award, conditions with respect to the award, such as limiting competitive employment or other activities. All such interpretations, rules, regulations and conditions shall be conclusive and binding on all parties.

The Committee may delegate some or all of its power and authority hereunder to the Board (or any members thereof) or, subject to applicable law, to a subcommittee of the Board, a member of the Board, the Chief Executive Officer or other executive officer of the Company as the Committee deems appropriate; provided, however, that the Committee may not delegate its power and authority to a member of the Board, the Chief Executive Officer or other executive officer of the Company with regard to the selection for participation in this Plan of an officer, director or other person subject to Section 16 of the Exchange Act or decisions concerning the timing, pricing or amount of an award to such an officer, director or other person.

No member of the Board or Committee, and neither the Chief Executive Officer nor any other executive officer to whom the Committee delegates any of its power and authority hereunder, shall be liable for any act, omission, interpretation, construction or determination made in connection with this Plan in good faith, and the members of the Board and the Committee and the Chief Executive Officer or other executive officer shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including attorneys’ fees) arising therefrom to the full extent permitted by law (except as otherwise may be provided in the Company’s Certificate of Incorporation and/or By-laws) and under any directors’ and officers’ liability insurance that may be in effect from time to time.

1.4 Eligibility. Participants in this Plan shall consist of such officers, other employees, Non-Employee Directors, consultants, independent contractors, agents, and persons expected to become officers, other employees, Non-Employee Directors, consultants, independent contractors and agents of the Company and its Affiliates and Subsidiaries as the Committee in its sole discretion may select from time to time. The Committee’s selection of a person to participate in this Plan at any time shall not require the Committee to select such person to participate in this Plan at any other time. Except as otherwise provided for in an Agreement, for purposes of this Plan, references to employment by the Company shall also mean employment by an Affiliate or Subsidiary, and references to employment shall include service as a Non-Employee Director, consultant, independent contractor or agent. The Committee shall determine, in its sole discretion, the extent to which a participant shall be considered employed during an approved leave of absence.

1.5 Shares Available. Subject to adjustment as provided in Section 5.7 and to all other limits set forth in this Plan, the number of shares of Common Stock available for all awards under this Plan, other than Substitute Awards, shall be 1,265,004. All of the shares available under the Plan may be issued under the Plan in connection with Incentive Stock Options. To the extent the Company grants an award under the Plan, the number of shares of Common Stock that remain available for future grants under the Plan shall be reduced by an amount equal to the number of shares subject to such award.

To the extent that shares of Common Stock subject to an outstanding option, SAR, Stock Award or Performance Award granted under the Plan or a similar type of award granted under the Prior Plan, other than Substitute Awards, are not issued or delivered by reason of (i) the expiration, termination, cancellation or forfeiture of such award (excluding shares subject to an option cancelled upon settlement in shares of a related Tandem SAR or shares subject to a Tandem SAR cancelled upon exercise of a related option) or (ii) the settlement of such award in cash, then such shares of Common Stock shall again be available under this Plan; provided, however, that shares of Common Stock subject to an award under this Plan or a Prior Plan shall not again be available for issuance under this Plan if such shares are (x) shares that were subject to an option or stock-settled SAR and were not issued or delivered upon the net settlement or net exercise of such option or SAR, (y) shares delivered to or withheld by the Company to pay the purchase price or the withholding taxes related to an outstanding award or (z) shares repurchased by the Company on the open market with the proceeds of an option exercise.

The number of shares of Common Stock available for awards under this Plan shall not be reduced by (i) the number of shares of Common Stock subject to Substitute Awards or (ii) available shares under a stockholder approved plan of a company or other entity which was a party to a corporate transaction with the Company (as appropriately adjusted to reflect such corporate transaction) which become subject to awards granted under this Plan (subject to applicable stock exchange requirements).

Shares of Common Stock to be delivered under this Plan shall be made available from authorized and unissued shares of Common Stock, or authorized and issued shares of Common Stock reacquired and held as treasury shares or otherwise or a combination thereof.

II. STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

2.1 Stock Options. The Committee may, in its discretion, grant options to purchase shares of Common Stock to such eligible persons as may be selected by the Committee. Each option, or portion thereof, that is not an Incentive Stock Option, shall be a Nonqualified Stock Option. To the extent that the aggregate Fair Market Value (determined as of the date of grant) of shares of Common Stock with respect to which options designated as Incentive Stock Options are exercisable for the first time by a participant during any calendar year (under this Plan or any other plan of the Company, or any parent or Subsidiary) exceeds the amount (currently $100,000) established by the Code, such options shall constitute Nonqualified Stock Options.

Options shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable:

(a) Number of Shares and Purchase Price. The number of shares of Common Stock subject to an option and the purchase price per share of Common Stock purchasable upon exercise of the option shall be determined by the Committee; provided, however, that the purchase price per share of Common Stock purchasable upon exercise of an option shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date of grant of such option; provided further, that if an Incentive Stock Option shall be granted to any person who, at the time such option is granted, owns capital stock possessing more than 10 percent of the total combined voting power of all classes of capital stock of the Company (or of any parent or Subsidiary) (a “Ten Percent Holder”), the purchase price per share of Common Stock shall not be less than the price (currently 110% of Fair Market Value) required by the Code in order to constitute an Incentive Stock Option.

Notwithstanding the foregoing, in the case of an option that is a Substitute Award, the purchase price per share of the shares subject to such option may be less than 100% of the Fair Market Value per share on the date of grant, provided, that the excess of: (a) the aggregate Fair Market Value (as of the date such Substitute Award is granted) of the shares subject to the Substitute Award, over (b) the aggregate purchase price thereof does not exceed the excess of: (x) the aggregate fair market value (as of the time immediately preceding the transaction giving rise to the Substitute Award, such fair market value to be determined by the Committee) of the shares of the predecessor company or other entity that were subject to the grant assumed or substituted for by the Company, over (y) the aggregate purchase price of such shares.

(b) Option Period and Exercisability. The period during which an option may be exercised shall be determined by the Committee; provided, however, that no option shall be exercised later than ten years after its date of grant; provided further, that if an Incentive Stock Option shall be granted to a Ten Percent Holder, such option shall not be exercised later than five years after its date of grant. The Committee may, in its discretion, establish Performance Measures which shall be satisfied or met as a condition to the grant of an option or to the exercisability of all or a portion of an option. The Committee shall determine whether an option shall become exercisable in cumulative or non-cumulative installments and in part or in full at any time. An exercisable option, or portion thereof, may be exercised only with respect to whole shares of Common Stock.

(c) Method of Exercise. An option may be exercised (i) by giving written notice to the Company specifying the number of whole shares of Common Stock to be purchased and accompanying such notice with payment therefor in full (or arrangement made for such payment to the Company’s satisfaction) either (A) in cash, (B) by delivery (either actual delivery or by attestation procedures established by the Company) of shares of Common Stock having a Fair Market Value, determined as of the date of exercise, equal to the aggregate purchase price payable by reason of such exercise, (C) authorizing the Company to withhold whole shares of Common Stock which would otherwise be delivered having an aggregate Fair Market Value, determined as of the date of exercise, equal to the amount necessary to satisfy such obligation, (D) in cash by a broker-dealer acceptable to the Company to whom the participant has submitted an irrevocable notice of exercise or (E) a combination of (A), (B) and (C), in each case to the extent set forth in the Agreement relating to the option, (ii) if applicable, by surrendering to the Company any Tandem SARs which are cancelled by reason of the exercise of the option and (iii) by executing such documents as the Company may reasonably request. Any fraction of a share of Common Stock which would be required to pay such purchase price shall be disregarded and the remaining amount due shall be paid in cash by the participant. No shares of Common Stock shall be issued and no certificate representing Common Stock shall be delivered until the full purchase price therefor and any withholding taxes thereon, as described in Section 5.5, have been paid (or arrangement made for such payment to the Company’s satisfaction).

2.2 Stock Appreciation Rights. The Committee may, in its discretion, grant SARs to such eligible persons as may be selected by the Committee. The Agreement relating to an SAR shall specify whether the SAR is a Tandem SAR or a Free-Standing SAR.

SARs shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable:

(a) Number of SARs and Base Price. The number of SARs subject to an award shall be determined by the Committee. Any Tandem SAR related to an Incentive Stock Option shall be granted at the same time that such Incentive Stock Option is granted. The base price of a Tandem SAR shall be the purchase price per share of Common Stock of the related option. The base price of a Free-Standing SAR shall be determined by the Committee; provided, however, that such base price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date of grant of such SAR (or, if earlier, the date of grant of the option for which the SAR is exchanged or substituted).

Notwithstanding the foregoing, in the case of an SAR that is a Substitute Award, the base price per share of the shares subject to such SAR may be less than 100% of the Fair Market Value per share on the date of grant, provided, that the excess of: (a) the aggregate Fair Market Value (as of the date such Substitute Award is granted) of the shares subject to the Substitute Award, over (b) the aggregate base price thereof does not exceed the excess of: (x) the aggregate fair market value (as of the time immediately preceding the transaction giving rise to the Substitute Award, such fair market value to be determined by the Committee) of the shares of the predecessor company or other entity that were subject to the grant assumed or substituted for by the Company, over (y) the aggregate base price of such shares.

(b) Exercise Period and Exercisability. The period for the exercise of an SAR shall be determined by the Committee; provided, however, that (i) no Tandem SAR shall be exercised later than the expiration, cancellation, forfeiture or other termination of the related option and (ii) no Free-Standing SAR shall be exercised later than ten years after its date of grant. The Committee may, in its discretion, establish Performance Measures which shall be satisfied or met as a condition to the grant of an SAR or to the exercisability of all or a portion of an SAR. The Committee shall determine whether an SAR may be exercised in cumulative or non-cumulative installments and in part or in full at any time. An exercisable SAR, or portion thereof, may be exercised, in the case of a Tandem SAR, only with respect to whole shares of Common Stock and, in the case of a Free-Standing SAR, only with respect to a whole number of SARs. If an SAR is exercised for shares of Restricted Stock, a certificate or certificates representing such Restricted Stock shall be issued in accordance with Section 3.2(c), or such shares shall be transferred to the holder in book entry form with restrictions on the shares duly noted, and the holder of such Restricted Stock shall have such rights of a stockholder of the Company as determined pursuant to Section 3.2(d). Prior to the exercise of a stock-settled SAR, the holder of such SAR shall have no rights as a stockholder of the Company with respect to the shares of Common Stock subject to such SAR.

(c) Method of Exercise. A Tandem SAR may be exercised (i) by giving written notice to the Company specifying the number of whole SARs which are being exercised, (ii) by surrendering to the Company any options which are cancelled by reason of the exercise of the Tandem SAR and (iii) by executing such documents as the Company may reasonably request. A Free-Standing SAR may be exercised (A) by giving written notice to the Company specifying the whole number of SARs which are being exercised and (B) by executing such documents as the Company may reasonably request. No shares of Common Stock shall be issued and no certificate representing Common Stock shall be delivered until any withholding taxes thereon, as described in Section 5.5, have been paid (or arrangement made for such payment to the Company’s satisfaction).

2.3 Termination of Employment or Service. All of the terms relating to the exercise, cancellation or other disposition of an option or SAR (i) upon a termination of employment with or service to the Company of the holder of such option or SAR, as the case may be, whether by reason of disability, retirement, death or any other reason, or (ii) during a paid or unpaid leave of absence, shall be determined by the Committee and set forth in the applicable award Agreement.

2.4 No Repricing. The Committee shall not, without the approval of the stockholders of the Company, (i) reduce the purchase price or base price of any previously granted option or SAR, (ii) cancel any previously granted option or SAR in exchange for another option or SAR with a lower purchase price or base price or (iii) cancel any previously granted option or SAR in exchange for cash or another award if the purchase price of such option or the base price of such SAR exceeds the Fair Market Value of a share of Common Stock on the date of such cancellation, in each case, other than in connection with a Change in Control or the adjustment provisions set forth in Section 5.7.

2.5 No Dividend Equivalents. Notwithstanding anything in an Agreement to the contrary, the holder of an option or SAR shall not be entitled to receive dividend equivalents with respect to the number of shares of Common Stock subject to such option or SAR.

III. STOCK AWARDS

3.1 Stock Awards. The Committee may, in its discretion, grant Stock Awards to such eligible persons as may be selected by the Committee. The Agreement relating to a Stock Award shall specify whether the Stock Award is a Restricted Stock Award, a Restricted Stock Unit Award or, in the case of an Other Stock Award, the type of award being granted.

3.2 Terms of Restricted Stock Awards. Restricted Stock Awards shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable.

(a) Number of Shares and Other Terms. The number of shares of Common Stock subject to a Restricted Stock Award and the Restriction Period, Performance Period (if any) and Performance Measures (if any) applicable to a Restricted Stock Award shall be determined by the Committee.

(b) Vesting and Forfeiture. The Agreement relating to a Restricted Stock Award shall provide, in the manner determined by the Committee, in its discretion, and subject to the provisions of this Plan, for the vesting of the shares of Common Stock subject to such award (i) if the holder of such award remains continuously in the employment of the Company during the specified Restriction Period and (ii) if specified Performance Measures (if any) are satisfied or met during a specified Performance Period, and for the forfeiture of the shares of Common Stock subject to such award (x) if the holder of such award does not remain continuously in the employment of the Company during the specified Restriction Period or (y) if specified Performance Measures (if any) are not satisfied or met during a specified Performance Period.

(c) Stock Issuance. During the Restriction Period, the shares of Restricted Stock shall be held by a custodian in book entry form with restrictions on such shares duly noted or, alternatively, a certificate or certificates representing a Restricted Stock Award shall be registered in the holder’s name and may bear a legend, in addition to any legend which may be required pursuant to Section 5.6, indicating that the ownership of the shares of Common Stock represented by such certificate is subject to the restrictions, terms and conditions of this Plan and the Agreement relating to the Restricted Stock Award. All such certificates shall be deposited with the Company, together with stock powers or other instruments of assignment (including a power of attorney), each endorsed in blank with a guarantee of signature if deemed necessary or appropriate, which would permit transfer to the Company of all or a portion of the shares of Common Stock subject to the Restricted Stock Award in the event such award is forfeited in whole or in part. Upon termination of any applicable Restriction Period (and the satisfaction or attainment of applicable Performance Measures), subject to the Company’s right to require payment of any taxes in accordance with Section 5.5, the restrictions shall be removed from the requisite number of any shares of Common Stock that are held in book entry form, and all certificates evidencing ownership of the requisite number of shares of Common Stock shall be delivered to the holder of such award.

(d) Rights with Respect to Restricted Stock Awards. Unless otherwise set forth in the Agreement relating to a Restricted Stock Award, and subject to the terms and conditions of a Restricted Stock Award, the holder of such award shall have all rights as a stockholder of the Company, including, but not limited to, voting rights, the right to receive dividends and the right to participate in any capital adjustment applicable to all holders of Common Stock; provided, however, that a distribution or dividend with respect to shares of Common Stock, including a regular cash dividend, shall be deposited with the Company and shall be subject to the same restrictions as the shares of Common Stock with respect to which such distribution or dividend was made.

3.3 Terms of Restricted Stock Unit Awards. Restricted Stock Unit Awards shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable.

(a) Number of Shares and Other Terms. The number of shares of Common Stock subject to a Restricted Stock Unit Award, including the number of shares that are earned upon the attainment of any specified Performance Measures, and the Restriction Period, Performance Period (if any) and Performance Measures (if any) applicable to a Restricted Stock Unit Award shall be determined by the Committee.

(b) Vesting and Forfeiture. The Agreement relating to a Restricted Stock Unit Award shall provide, in the manner determined by the Committee, in its discretion, and subject to the provisions of this Plan, for the vesting of such Restricted Stock Unit Award (i) if the holder of such award remains continuously in the employment of the Company during the specified Restriction Period and (ii) if specified Performance Measures (if any) are satisfied or met during a specified Performance Period, and for the forfeiture of the shares of Common Stock subject to such award (x) if the holder of such award does not remain continuously in the employment of the Company during the specified Restriction Period or (y) if specified Performance Measures (if any) are not satisfied or met during a specified Performance Period.

(c) Settlement of Vested Restricted Stock Unit Awards. The Agreement relating to a Restricted Stock Unit Award shall specify (i) whether such award may be settled in shares of Common Stock or cash or a combination thereof and (ii) whether the holder thereof shall be entitled to receive, on a deferred basis, dividend equivalents, and, if determined by the Committee, interest on, or the deemed reinvestment of, any deferred dividend equivalents, with respect to the number of shares of Common Stock subject to such award. Any dividend equivalents with respect to Restricted Stock Units that are subject to vesting conditions shall be subject to the same restrictions as such Restricted Stock Units. Prior to the settlement of a Restricted Stock Unit Award, the holder of such award shall have no rights as a stockholder of the Company with respect to the shares of Common Stock subject to such award.

3.4 Other Stock Awards. Subject to the limitations set forth in the Plan, the Committee is authorized to grant other awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, shares of Common Stock, including without limitation shares of Common Stock granted as a bonus and not subject to any vesting conditions, dividend equivalents, deferred stock units, stock purchase rights and shares of Common Stock issued in lieu of obligations of the Company to pay cash under any compensatory plan or arrangement, subject to such terms as shall be determined by the Committee. The Committee shall determine the terms and conditions of such awards, which may include the right to elective deferral thereof, subject to such terms and conditions as the Committee may specify in its discretion.

3.5 Termination of Employment or Service. All of the terms relating to the satisfaction of Performance Measures and the termination of the Restriction Period or Performance Period relating to a Stock Award, or any forfeiture and cancellation of such award (i) upon a termination of employment with or service to the Company of the holder of such award, whether by reason of disability, retirement, death or any other reason, or (ii) during a paid or unpaid leave of absence, shall be determined by the Committee and set forth in the applicable award Agreement.

IV. PERFORMANCE AWARDS

4.1 Performance Awards. The Committee may, in its discretion, grant Performance Awards to such eligible persons as may be selected by the Committee.

4.2 Terms of Performance Awards. Performance Awards shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable.

(a) Value of Performance Awards and Performance Measures. The method of determining the value of the Performance Award and the Performance Measures and Performance Period applicable to a Performance Award shall be determined by the Committee.

(b) Vesting and Forfeiture. The Agreement relating to a Performance Award shall provide, in the manner determined by the Committee, in its discretion, and subject to the provisions of this Plan, for the vesting of such Performance Award if the specified Performance Measures are satisfied or met during the specified Performance Period and for the forfeiture of such award if the specified Performance Measures are not satisfied or met during the specified Performance Period.

(c) Settlement of Vested Performance Awards. The Agreement relating to a Performance Award shall specify whether such award may be settled in shares of Common Stock (including shares of Restricted Stock) or cash or a combination thereof. If a Performance Award is settled in shares of Restricted Stock, such shares of Restricted Stock shall be issued to the holder in book entry form or a certificate or certificates representing such Restricted Stock shall be issued in accordance with Section 3.2(c) and the holder of such Restricted Stock shall have such rights as a stockholder of the Company as determined pursuant to Section 3.2(d). Any dividends or dividend equivalents with respect to a Performance Award shall be subject to the same restrictions as such Performance Award. Prior to the settlement of a Performance Award in shares of Common Stock, including Restricted Stock, the holder of such award shall have no rights as a stockholder of the Company.

4.3 Termination of Employment or Service. All of the terms relating to the satisfaction of Performance Measures and the termination of the Performance Period relating to a Performance Award, or any forfeiture and cancellation of such award (i) upon a termination of employment with or service to the Company of the holder of such award, whether by reason of disability, retirement, death or any other reason, or (ii) during a paid or unpaid leave of absence, shall be determined by the Committee and set forth in the applicable award Agreement.

V. GENERAL

5.1 Effective Date and Term of Plan. This Plan shall be submitted to the stockholders of the Company for approval at the Company’s 2018 annual meeting of stockholders and, if approved by the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at such annual meeting of stockholders, shall become effective as of the date on which the Plan was approved by stockholders (the “Effective Date”). This Plan shall terminate as of the first annual meeting of the Company’s stockholders to occur on or after the tenth anniversary of its Effective Date, unless terminated earlier by the Board. Termination of this Plan shall not affect the terms or conditions of any award granted prior to termination.

Awards hereunder may be made at any time prior to the termination of this Plan, provided that no Incentive Stock Option may be granted later than ten years after the date on which the Plan was approved by the Board. In the event that this Plan is not approved by the stockholders of the Company, this Plan and any awards hereunder shall be void and of no force or effect.

5.2 Amendments. The Board may amend this Plan as it shall deem advisable; provided, however, that no amendment to the Plan shall be effective without the approval of the Company’s stockholders if (i) stockholder approval is required by applicable law, rule or regulation, including any rule of the Nasdaq Capital Market or any other stock exchange on which the Common Stock is then traded, or (ii) such amendment seeks to modify Section 2.4 hereof; provided further, that no amendment may materially impair the rights of a holder of an outstanding award without the consent of such holder.

5.3 Agreement. Each award under this Plan shall be evidenced by an Agreement setting forth the terms and conditions applicable to such award. No award shall be valid until an Agreement is executed by the Company and, to the extent required by the Company, executed or electronically accepted by the recipient of such award. Upon such execution or acceptance and delivery of the Agreement to the Company within the time period specified by the Company, such award shall be effective as of the effective date set forth in the Agreement.

5.4 Non-Transferability. No award shall be transferable other than by will, the laws of descent and distribution or pursuant to beneficiary designation procedures approved by the Company or, to the extent expressly permitted in the Agreement relating to such award, to the holder’s family members, a trust or entity established by the holder for estate planning purposes, a charitable organization designated by the holder or pursuant to a domestic relations order, in each case, without consideration. Except to the extent permitted by the foregoing sentence or the Agreement relating to an award, each award may be exercised or settled during the holder’s lifetime only by the holder or the holder’s legal representative or similar person. Except as permitted by the second preceding sentence, no award may be sold, transferred, assigned, pledged, hypothecated, encumbered or otherwise disposed of (whether by operation of law or otherwise) or be subject to execution, attachment or similar process. Upon any attempt to so sell, transfer, assign, pledge, hypothecate, encumber or otherwise dispose of any award, such award and all rights thereunder shall immediately become null and void.

5.5 Tax Withholding. The Company shall have the right to require, prior to the issuance or delivery of any shares of Common Stock or the payment of any cash pursuant to an award made hereunder, payment by the holder of such award of any federal, state, local or other taxes which may be required to be withheld or paid in connection with such award. An Agreement may provide that (i) the Company shall withhold whole shares of Common Stock which would otherwise be delivered to a holder, having an aggregate Fair Market Value determined as of the date the obligation to withhold or pay taxes arises in connection with an award (the “Tax Date”), or withhold an amount of cash which would otherwise be payable to a holder, in the amount necessary to satisfy any such obligation or (ii) the holder may satisfy any such obligation by any of the following means (or by other means that the Committee deems appropriate): (A) a cash payment or delivery of cash equivalents to the Company; (B) delivery (either actual delivery or by attestation procedures established by the Company) to the Company of previously owned whole shares of Common Stock having an aggregate Fair Market Value, determined as of the Tax Date, equal to the amount necessary to satisfy any such obligation; (C) authorizing the Company to withhold whole shares of Common Stock which would otherwise be delivered having an aggregate Fair Market Value, determined as of the Tax Date, or withhold an amount of cash which would otherwise be payable to a holder, in either case equal to the amount necessary to satisfy any such obligation; (D) in the case of the exercise of an option, a cash payment by a broker-dealer acceptable to the Company to whom the participant has submitted an irrevocable notice of exercise or (E) any combination of (A), (B) and (C), in each case to the extent set forth in the Agreement relating to the award. Shares of Common Stock to be delivered or withheld may not have an aggregate Fair Market Value in excess of the amount determined by applying the minimum statutory withholding rate (or, if permitted by the Company, such other rate as will not cause adverse accounting consequences under the accounting rules then in effect, and is permitted under applicable IRS withholding rules). Any fraction of a share of Common Stock which would be required to satisfy such an obligation shall be disregarded and the remaining amount due shall be paid in cash by the holder.

5.6 Restrictions on Shares. Each award made hereunder shall be subject to the requirement that if at any time the Company determines that the listing, registration or qualification of the shares of Common Stock subject to such award upon any securities exchange or under any law, or the consent or approval of any governmental body, or the taking of any other action is necessary or desirable as a condition of, or in connection with, the delivery of shares thereunder, such shares shall not be delivered unless such listing, registration, qualification, consent, approval or other action shall have been effected or obtained, free of any conditions not acceptable to the Company. The Company may require that certificates evidencing shares of Common Stock delivered pursuant to any award made hereunder bear a legend indicating that the sale, transfer or other disposition thereof by the holder is prohibited except in compliance with the Securities Act of 1933, as amended, and the rules and regulations thereunder.

5.7 Adjustment. In the event of any equity restructuring (within the meaning of Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation—Stock Compensation or any successor or replacement accounting standard) that causes the per share value of shares of Common Stock to change, such as a stock dividend, stock split, spinoff, rights offering or recapitalization through an extraordinary cash dividend, the number and class of securities available under this Plan, the terms of each outstanding option and SAR (including the number and class of securities subject to each outstanding option or SAR and the purchase price or base price per share), the terms of each outstanding Stock Award (including the number and class of securities subject thereto), the terms of each outstanding Performance Award (including the number and class of securities subject thereto, if applicable) shall be appropriately adjusted by the Committee, such adjustments to be made in the case of outstanding options and SARs in accordance with Section 409A of the Code. In the event of any other change in corporate capitalization, including a merger, consolidation, reorganization, or partial or complete liquidation of the Company, such equitable adjustments described in the foregoing sentence may be made as determined to be appropriate and equitable by the Committee to prevent dilution or enlargement of rights of participants. In either case, the decision of the Committee regarding any such adjustment shall be final, binding and conclusive.

5.8 Change in Control.

(a)	Subject to the terms of the applicable award Agreements, in the event of a “Change in Control,” the Board, as constituted prior to the Change in Control, may, in its discretion:

(1)	require that (i) some or all outstanding options and SARs shall become exercisable in full or in part, either immediately or upon a subsequent termination of employment, (ii) the Restriction Period applicable to some or all outstanding Stock Awards shall lapse in full or in part, either immediately or upon a subsequent termination of employment, (iii) the Performance Period applicable to some or all outstanding awards shall lapse in full or in part, and (iv) the Performance Measures applicable to some or all outstanding awards shall be deemed to be satisfied at the target, maximum or any other level;

(2)	require that shares of capital stock of the corporation resulting from or succeeding to the business of the Company pursuant to such Change in Control, or a parent corporation thereof, be substituted for some or all of the shares of Common Stock subject to an outstanding award, with an appropriate and equitable adjustment to such award as determined by the Board in accordance with Section 5.7; and/or

(3)	require outstanding awards, in whole or in part, to be surrendered to the Company by the holder, and to be immediately cancelled by the Company, and to provide for the holder to receive (i) a cash payment in an amount equal to (A) in the case of an option or an SAR, the aggregate number of shares of Common Stock then subject to the portion of such option or SAR surrendered, whether or not vested or exercisable, multiplied by the excess, if any, of the Fair Market Value of a share of Common Stock as of the date of the Change in Control, over the purchase price or base price per share of Common Stock subject to such option or SAR, (B) in the case of a Stock Award or a Performance Award denominated in shares of Common Stock, the number of shares of Common Stock then subject to the portion of such award surrendered to the extent the Performance Measures applicable to such award have been satisfied or are deemed satisfied pursuant to Section 5.8(a)(i), whether or not vested, multiplied by the Fair Market Value of a share of Common Stock as of the date of the Change in Control, and (C) in the case of a Performance Award denominated in cash, the value of the Performance Award then subject to the portion of such award surrendered to the extent the Performance Measures applicable to such award have been satisfied or are deemed satisfied pursuant to Section 5.8(a)(i); (ii) shares of capital stock of the corporation resulting from or succeeding to the business of the Company pursuant to such Change in Control, or a parent corporation thereof, having a fair market value not less than the amount determined under clause (i) above; or (iii) a combination of the payment of cash pursuant to clause (i) above and the issuance of shares pursuant to clause (ii) above.

(b)	For purposes of this Plan, a “Change in Control” shall mean:

(1)	The consummation of an amalgamation, merger or consolidation of the Company with or into another entity or any other corporate reorganization of the Company, if more than fifty percent (50%) of the combined voting power of the continuing or surviving entity’s securities outstanding immediately after such amalgamation, merger, consolidation or other reorganization (or, if applicable, more than fifty percent (50%) of the combined voting power of the ultimate parent company that directly or indirectly has beneficial ownership of the securities of such continuing or surviving entity) is not owned directly or indirectly by persons who were holders of the Company’s then-outstanding voting securities immediately prior to such amalgamation, merger, consolidation or other reorganization;

(2)	The sale, transfer or other disposition of all or substantially all of the Company’s assets to an entity that is not a parent, a Subsidiary or an Affiliate of the Company;

(3)	Any transaction as a result of which any person becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing at least fifty percent (50%) of the total voting power represented by the Company’s then-outstanding voting securities. For purposes of this subsection, the term “person” shall have the same meaning as when used in sections 13(d) and 14(d) of the Exchange Act but shall exclude: (i) any parent, Subsidiary or Affiliate of the Company; (ii) any employee benefit plan (or related trust) sponsored or maintained by the Company, a parent, or any Subsidiary or Affiliate; and (iii) any underwriter temporarily holding securities pursuant to an offering of such securities;

(4)	A change in the composition of the Board over a period of twenty four (24) consecutive months or less as a result of which individuals who, at the beginning of such period, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual subsequently becoming a director whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the directors then comprising the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without written objection to such nomination) shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board; or

(5)	The stockholders of the Company approve a complete liquidation or dissolution of the Company;

provided, that with respect to any nonqualified deferred compensation that becomes payable on account of the Change in Control, the transaction or event described in clause (1), (2), (3) or (4) also constitutes a “change in control event,” as defined in Treasury Regulation §1.409A-3(i)(5) if required in order for the payment not to violate Section 409A of the Code.

5.9 Deferrals. The Committee may determine that the delivery of shares of Common Stock or the payment of cash, or a combination thereof, upon the settlement of all or a portion of any award made hereunder shall be deferred, or the Committee may, in its sole discretion, approve deferral elections made by holders of awards. Deferrals shall be for such periods and upon such terms as the Committee may determine in its sole discretion, subject to the requirements of Section 409A of the Code.

5.10 No Right of Participation, Employment or Service. Unless otherwise set forth in an employment agreement, no person shall have any right to participate in this Plan. Neither this Plan nor any award made hereunder shall confer upon any person any right to continued employment by or service with the Company, any Subsidiary or any Affiliate or affect in any manner the right of the Company, any Subsidiary or any Affiliate to terminate the employment or service of any person at any time without liability hereunder.

5.11 Non-Uniform Determinations. The Committee’s determinations under the Plan (including without limitation determinations of the persons to receive awards, the form, amount and time of such awards, the terms and provisions of such awards and the Agreements evidencing awards) need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, awards under the Plan, whether or not such persons are similarly situated.

5.12 Rights as Stockholder. No person shall have any right as a stockholder of the Company with respect to any shares of Common Stock or other equity security of the Company which is subject to an award hereunder unless and until such person becomes a stockholder of record with respect to such shares of Common Stock or equity security.

5.13 Designation of Beneficiary. To the extent permitted by the Company, a holder of an award may file with the Company a written designation of one or more persons as such holder’s beneficiary or beneficiaries (both primary and contingent) in the event of the holder’s death or incapacity. To the extent an outstanding option or SAR granted hereunder is exercisable, such beneficiary or beneficiaries shall be entitled to exercise such option or SAR pursuant to procedures prescribed by the Company. Each beneficiary designation shall become effective only when filed in writing with the Company during the holder’s lifetime on a form prescribed by the Company. The spouse of a married holder domiciled in a community property jurisdiction shall join in any designation of a beneficiary other than such spouse. The filing with the Company of a new beneficiary designation shall cancel all previously filed beneficiary designations. If a holder fails to designate a beneficiary, or if all designated beneficiaries of a holder predecease the holder, then each outstanding award held by such holder, to the extent vested or exercisable, shall be payable to or may be exercised by such holder’s executor, administrator, legal representative or similar person.

5.14 Awards Subject to Claw back. The awards granted under this Plan and any cash payment or shares of Common Stock delivered pursuant to such an award are subject to forfeiture, recovery by the Company or other action pursuant to the applicable award Agreement or any claw back or recoupment policy which the Company may adopt from time to time, including without limitation any such policy which the Company may be required to adopt under the Dodd-Frank Wall Street Reform and Consumer Protection Act and implementing rules and regulations thereunder, or as otherwise required by law.

5.15 Governing Law. This Plan, each award hereunder and the related Agreement, and all determinations made and actions taken pursuant thereto, to the extent not otherwise governed by the Code or the laws of the United States, shall be governed by the laws of the State of Delaware and construed in accordance therewith without giving effect to principles of conflicts of laws.

5.16 Foreign Employees. Without amending this Plan, the Committee may grant awards to eligible persons who are foreign nationals and/or reside outside of the United States on such terms and conditions different from those specified in this Plan as may in the judgment of the Committee be necessary or desirable to foster and promote achievement of the purposes of this Plan and, in furtherance of such purposes the Committee may make such modifications, amendments, procedures, subplans and the like as may be necessary or advisable to comply with provisions of laws in other countries or jurisdictions in which the Company or its Subsidiaries or Affiliates operates or has employees.

5.17 Severability and Reformation. If any provision of the Plan or any award is, becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or as to any person or award, or would disqualify the Plan or any award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable law or, if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the award, such provision shall be stricken as to such jurisdiction, person or award and the remainder of the Plan and any such award shall remain in full force and effect.

5.18 Unfunded Status of Awards; No Trust of Fund Created. The Plan is intended to constitute an “unfunded” plan. Neither the Plan nor any award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Subsidiary or Affiliate and a participant or any other person. To the extent that any person acquires a right to receive payments from the Company or any Subsidiary or Affiliate pursuant to an award, such right shall be no greater than the right of any general unsecured creditors of the Company or such Subsidiary or Affiliate.

5.19 No Limit on Other Compensation Arrangements. Nothing contained in the Plan shall prevent the Company or any parent, Subsidiary or Affiliate from adopting or continuing in effect other compensation arrangements (whether such arrangements be generally applicable or applicable only in specific cases).

5.20 No Restriction of Corporate Action. Nothing contained in the Plan shall be construed to limit or impair the power of the Company or any parent, Subsidiary or Affiliate to make adjustments, reclassifications, reorganizations, or changes in its capital or business structure, or to amalgamate, merge or consolidate, liquidate, sell or transfer all or any part of its business or assets or to take other actions which it deems to be necessary or appropriate. No employee, beneficiary or other person shall have any claim against the Company or any parent, Subsidiary or Affiliate as a result of such action.

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The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. To elect two Class I Directors, each to serve until the Annual Meeting of Stockholders in 2029 and until a successor is duly elected and qualified.	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees

01) Frederick J. Fritz   02) Christine A. Pellizzari

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

0000707817_1 R2.09.05.010

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The Proxy Statement and Annual Report and Form 10-K are available at www.proxyvote.com

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF IMUNON, INC.

The undersigned stockholder of Imunon, Inc. (the "Company") hereby appoints Stacy Lindborg and Susan Eylward, and each of them, as proxies, with full power of substitution in each of them, for and in the name of the undersigned, to represent the undersigned and vote, as designated below, all shares of the common stock of the Company which the undersigned is entitled to vote on all matters, except as specifically indicated below, at the Annual Meeting of the Stockholders of the Company (the "Annual Meeting") to be held at 10:00 a.m., local standard time, on Tuesday, June 16, 2026, virtually via live webcast at www.virtualshareholdermeeting.com/IMNN2026, or at any adjournment or postponement thereof.

The undersigned hereby revokes any and all previous proxies with respect to the matters covered by this proxy and the voting of such shares at the Annual Meeting and acknowledges receipt of Notice of the Annual Meeting and the Proxy Statement in connection therewith (the terms of each of which are incorporated by reference herein). This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

IF YOU VOTE BY TELEPHONE OR INTERNET, YOU DO NOT NEED TO MAIL BACK THIS PROXY.

0000707817_2 R2.09.05.010

Continued and to be signed on reverse side